AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 14, 2007

                                                      REGISTRATION FILE NO. 333-
                                                 REGISTRATION FILE NO. 811-22066

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-2
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                           PRE-EFFECTIVE AMENDMENT NO.
                          POST-EFFECTIVE AMENDMENT NO.
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]
                                  AMENDMENT NO.

                       CORNERSTONE PROGRESSIVE RETURN FUND
               (Exact Name of Registrant as Specified in Charter)
                        C/O BEAR STEARNS FUNDS MANAGEMENT
                         383 MADISON AVENUE, 23RD FLOOR
                            NEW YORK, NEW YORK, 10179
           (Address of Principal Executive Offices -- Number, Street,
                             City, State, Zip Code)

       Registrant's telephone number, including area code: (212) 272-3550

                        C/O BEAR STEARNS FUNDS MANAGEMENT
                         383 MADISON AVENUE, 23RD FLOOR
                            NEW YORK, NEW YORK, 10179
          (Name and Address -- Number, Street, City, State, Zip Code --
                             of Agent for Service)

                            Copies of information to:

THOMAS R. WESTLE, ESQ.                            STEVEN M. FELSENSTEIN, ESQ.
    BLANK ROME LLP                                  GREENBURG TRAURIG, LLP
 405 LEXINGTON AVENUE                                TWO COMMERCE SQUARE
  NEW YORK, NEW YORK 10174                                SUITE 2700
    (212) 885-5239                                   2001 MARKET STREET
                                               PHILADELPHIA, PENNSYLVANIA, 19103
                                                        (215) 988-2800

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.

It is proposed that this filing will become effective (check appropriate box):

|_|   when declared effective pursuant to section 8(c).

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed registration statement.

|_| This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933 and the Securities Act registration number of the earlier effective registration statement for the same offering is .

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                            PROPOSED MAXIMUM      PROPOSED MAXIMUM
                                            AMOUNT BEING   OFFERING PRICE PER    AGGREGATE OFFERING       AMOUNT OF
  TITLE OF SECURITIES BEING REGISTERED     REGISTERED(1)        SHARE(1)              PRICE(1)         REGISTRATION FEE
---------------------------------------    -------------        --------              --------         ----------------
Common shares, no par value                    50,000            $15.00             $750,000.00             $30.70

----------
(1) Estimated solely for the purpose of calculating the registration fee, in accordance with Rule 457(o) of the Securities Act of 1933.

         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO
SECTION 8(A), MAY DETERMINE.

                  SUBJECT TO COMPLETION, DATED __________, 2007

PRELIMINARY PROSPECTUS The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

                               [         ] SHARES
                                 [LOGO TO COME]
                       CORNERSTONE PROGRESSIVE RETURN FUND
                      COMMON SHARES OF BENEFICIAL INTEREST
                                $15.00 PER SHARE

                            -------------------------

      INVESTMENT OBJECTIVES. Cornerstone Progressive Return Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's primary investment objective is to provide long-term total return through capital appreciation, with current income as a secondary investment objective. The Fund will pursue its investment objectives by investing primarily all of its assets in equity securities of U.S. issuers, non-U.S. issuers whose securities trade on a U.S. securities exchange or over the counter or as American Depositary Receipts ("ADRs") or other forms of depositary receipts, such as International Depositary Receipts ("IDRs"), which trade in the United States, closed-end investment companies and exchange-traded funds ("ETFs"). The Fund will pursue its secondary investment objective of current income by investing in dividend-paying equity securities and U.S. dollar-denominated debt securities.

      NO PRIOR TRADING HISTORY. Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value and initial offering prices. The risks associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell their shares in a relatively short period of time after completion of the initial public offering. The Fund anticipates that its common shares will be listed on the American Stock Exchange, LLC under the ticker symbol "CFP"

                                                   (CONTINUED ON FOLLOWING PAGE)

      INVESTING IN OUR COMMON SHARES INVOLVES RISKS. SEE "RISK FACTORS" ON PAGE
__ OF THIS PROSPECTUS.

                                             PER SHARE         TOTAL(1)
                                             ---------         --------
Public Offering Price                        $   15.00         $
Estimated Offering Expenses (2)              $                 $
Proceeds, After Expenses, to the Fund        $                 $

(1) First Dominion Capital Corp. is serving as the Fund's underwriter and is offering the common shares as set forth in "Underwriting". The Fund has granted the underwriter a 45 day option to purchase up to an additional _________ common shares at the public offering price. If the over-allotment option is exercised in full, the total public offering price will be $ . The proceeds to the Fund would be $ , after deducting expenses payable by the Fund of $ .

(2) The Fund's offering expenses are to be paid by the Fund. These offering expenses, are estimated to total $ (or $0.0__ per Common Share) . The Adviser has agreed to pay or reimburse the Fund's organizational expenses and will pay First Dominion Capital Corp. a structuring fee equal to $ . The total amount of this compensation plus the amounts paid by the Fund for payment of the legal fees of underwriter's counsel will not exceed 1.5% of the total price to the public of the common shares of beneficial interest sold in this offering.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           The underwriter expects to deliver the shares to purchasers
                           on or about         , 2007.

                          FIRST DOMINION CAPITAL CORP.

                  The date of this prospectus is              .

(CONTINUED FROM PREVIOUS PAGE)

      PORTFOLIO CONTENTS. The Fund intends its investment portfolio, under normal market conditions, to consist principally of the equity securities of large, mid and small-capitalization companies. Equity securities in which the Fund may invest include common and preferred stocks, convertible securities, warrants and other securities having the characteristics of common stocks, such as ADRs and IDRs, closed-end investment companies and ETFs. The Fund may, however, invest a portion of its assets in U.S. dollar-denominated debt securities when Fund management believes that it is appropriate to do so to achieve the Fund's secondary investment objective, for example, when interest rates are high in comparison to anticipated returns on equity investments. Debt securities in which the Fund may invest include U.S. dollar-denominated bank, corporate or government bonds, notes, and debentures of any maturity determined by Fund management to be suitable for investment by the Fund. The Fund may invest in the securities of issuers that it determines to be suitable for investment by the Fund regardless of their rating, provided, however, that the Fund may not invest in debt securities that are rated below "BBB" by S&P or "Baa" by Moody's at the time the investment is made.

      INVESTMENT ADVISER. Cornerstone Advisors, Inc. (the "Adviser") will act as the Fund's investment adviser. See "Management of the Fund." As of May 31, 2007, the Adviser managed two other closed-end funds with net assets of _________. The Adviser's address is One West Pack Square, Suite 1650, Asheville, North Carolina, 28801.

      This prospectus sets forth concisely the information about the Fund that you should know before deciding whether to invest in the common shares, and you should retain this prospectus for future reference. A Statement of Additional Information, dated (the "Statement of Additional Information"), and other materials, containing additional information about the Fund, have been filed with the SEC. The Statement of Additional Information is incorporated by reference in its entirety into this prospectus, which means it is considered to be part of this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page ___of this prospectus, and other information filed with the SEC, by calling collect (212) 272-3550 or by writing to the Fund c/o Bear Stearns Fund Management, 383 Madison Avenue, 23rd Floor, New York, New York, 10179. Upon completion of this offering, the Fund will file annual and semi-annual shareholder reports, proxy statements and other information with the SEC. You can obtain this information or the Fund's Statement of Additional Information or any information regarding the Fund filed with the SEC from the SEC's web site (http://www.sec.gov). The Fund does not have an Internet website.

      The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any governmental agency.

      YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. WE ARE NOT MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. THE INFORMATION CONTAINED IN THIS PROSPECTUS IS ACCURATE ONLY AS OF THE DATE OF THIS PROSPECTUS. THE FUND WILL AMEND THIS PROSPECTUS IF, DURING THE PERIOD THIS PROSPECTUS IS REQUIRED TO BE DELIVERED, THERE ARE ANY MATERIAL CHANGES TO THE FACTS STATED IN THIS PROSPECTUS SUBSEQUENT TO THE DATE OF THIS PROSPECTUS.

                                TABLE OF CONTENTS

SUMMARY........................................................................1
SUMMARY OF FUND EXPENSES.......................................................8
THE FUND.......................................................................9
USE OF PROCEEDS................................................................9
INVESTMENT OBJECTIVES AND POLICIES.............................................9
RISK FACTORS..................................................................18
LISTING OF SHARES.............................................................23
MANAGEMENT OF THE FUND........................................................24
DETERMINATION OF NET ASSET VALUE..............................................26
DISTRIBUTION POLICY...........................................................27
DIVIDEND REINVESTMENT PLAN....................................................28
FEDERAL INCOME TAX MATTERS....................................................30
DESCRIPTION OF CAPITAL STRUCTURE..............................................33
ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST..........................35
POTENTIAL CONVERSION TO OPEN-END FUND.........................................35
UNDERWRITING..................................................................37
LEGAL MATTERS.................................................................38
REPORTS TO SHAREHOLDERS.......................................................38
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................38
ADDITIONAL INFORMATION........................................................38
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION..................39
THE FUND'S PRIVACY POLICY.....................................................39

      Until                 (25 days after the date of the final prospectus),
all dealers that buy, sell or trade our common shares of beneficial interest, whether or not participating in this offering, may be required to deliver a prospectus when acting on behalf of the Underwriter.

                           FORWARD LOOKING STATEMENTS

      This prospectus contains or incorporates by reference forward looking statements, within the meaning of the federal securities laws, that involve risks and uncertainties. These statements describe our plans, strategies and goals and our beliefs and assumptions concerning future economic or other conditions and the outlook for the Fund, based on currently available information. In this prospectus, words such as "anticipates," "believes," "expects," "objectives," "goals," "future," "intends," "seeks," "will," "may," "could," "should," and similar expressions are used in an effort to identify forward looking statements, although some forward looking statements may be expressed differently.

      The Fund's actual results could differ materially from those anticipated in the forward looking statements because of various risks and uncertainties, including the factors set forth in the section headed "Risk Factors" below and elsewhere in this prospectus. You should consider carefully the discussions of risks and uncertainties in the "Risk Factors" section and elsewhere in this prospectus and in the Statement of Additional Information. The forward looking statements contained in this prospectus are based on information available to the Fund on the date of this prospectus, and the Fund assumes no obligation to update any such forward looking statements, except as required by law.

                                     SUMMARY

      THIS SUMMARY DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE COMMON SHARES. YOU SHOULD REVIEW THE MORE DETAILED INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, PARTICULARLY THE INFORMATION SET FORTH UNDER THE HEADING "RISK FACTORS."

THE FUND Cornerstone Progressive Return Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. See "The Fund."

THE OFFERING                          The Fund is offering [     ] common shares
                                      of beneficial interest, no par value per
                                      share, through First Dominion Capital
                                      Corp. ("FDCC" or the "Underwriter"). The
                                      initial public offering price is $15.00
                                      per common share. The Underwriter has been
                                      granted an option to purchase up to
                                      [                       ] additional
                                      common shares to cover overallotments at the public offering price, within 45 days from the date of this prospectus. The
                                      Adviser has agreed to pay all
                                      organizational expenses of the Fund.

LISTING AND SYMBOL                    The Fund anticipates that its common
                                      shares will be listed on the American
                                      Stock Exchange, LLC under the ticker
                                      symbol "CFP."

INVESTMENT OBJECTIVES AND POLICIES    The Fund's primary investment objective is
                                      to provide long-term total return through capital appreciation, with current income as a secondary investment objective.

                                      The Fund will pursue its investment
                                      objectives by investing primarily all of its assets in equity securities of U.S. issuers, non-U.S. issuers whose securities trade on a U.S. securities exchange or over the counter or as ADRs or other forms of depositary receipts, such as IDRs, which trade in the United States, closed-end investment companies and
                                      ETFs. The Fund will pursue its secondary investment objective of current income by investing in dividend-paying equity securities and U.S. dollar-denominated debt securities. Generally, the Fund will seek income without regard to whether such income would qualify for the reduced federal income tax rates applicable to qualified dividends under the Internal Revenue Code of 1986, as amended (the "Code"), however, tax implications may be a consideration of the Adviser.

                                      There is no assurance that the Fund will achieve its investment objectives. The Fund's investment objectives and some of its investment policies are considered fundamental policies and may not be changed without shareholder approval. The Statement of Additional Information contains a list of the fundamental and non-fundamental investment policies of the Fund under the heading "Additional Investment Information and Restrictions."

                                      During periods of adverse market or
                                      economic conditions, the Fund may
                                      temporarily invest all or a substantial
                                      portion of its net assets in cash or cash equivalents.

INVESTMENT STRATEGIES                 The Fund intends its investment portfolio,
                                      under normal market conditions, to consist principally of the equity securities of large, mid and small-capitalization companies. Equity securities in which the Fund may invest include common and preferred stocks, convertible securities, warrants and other securities having the characteristics of common stocks, such as ADRs and IDRs, closed-end investment companies and ETFs. The Fund may, however, invest a portion of its assets in U.S.
                                      dollar-denominated debt securities when
                                      the Adviser believes that it is
                                      appropriate to do so to achieve the Fund's secondary investment objective of current income. For example, when interest rates are high in comparison to anticipated returns on equity investments, the Adviser may determine to invest in U.S.
                                      dollar-denominated debt securities. Debt securities in which the Fund may invest include U.S. dollar-denominated bank, corporate or government bonds, notes, and debentures of any maturity that the Adviser determines are suitable investments for the Fund. Such determination may be made regardless of the rating of any such debt security, provided, however, that the Fund may not invest in debt securities that are rated below "BBB" by S&P or "Baa" by Moody's at the time the investment is made.

                                      The Fund management utilizes a balanced
                                      approach, including "value" and "growth" investing, by seeking out companies at reasonable prices, without regard to sector or industry, which demonstrate favorable long-term growth characteristics. Valuation and growth characteristics may be considered for purposes of selecting potential investment securities. In general, valuation analysis is used to determine the inherent value of the company by analyzing financial information such as a company's price to book, price to sales, return on equity, and return on assets ratios; and growth analysis is used to determine a company's potential for long-term dividends and earnings growth due to market-oriented factors such as growing market share, the launch of new products or services, the strength of its management and market demand.

INVESTMENT ADVISER AND FEE            Cornerstone Advisors, Inc. (the
                                      "Adviser"), the investment adviser of the
                                      Fund, is registered with the SEC as an
                                      investment adviser under the Investment
                                      Advisers Act of 1940, as amended. As of
                                      May 31, 2007, the Adviser managed two
                                      other closed-end funds with
                                      $                   of net assets under
                                      management.

                                      The Adviser is entitled to receive a
                                      monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. See "Management of the Fund."

ADMINISTRATOR AND ACCOUNTING AGENT    Bear Stearns Funds Management Inc.
                                      ("BSFM"), 383 Madison Ave, New York, NY
                                      10179, serves as administrator to the Fund and ___________, serves as accounting agent. Under each party's respective agreement with the Fund, BSFM is responsible for generally managing the administrative affairs of the Fund and ________ is responsible for calculating the net asset value of the common shares.
                                      BSFM is entitled to receive a monthly fee at the annual rate of 0.10% of the Fund's average daily net assets, subject to a minimum annual fee of $50,000. _________, as accounting agent, is entitled to receive a monthly fee at the annual rate of ___% of the Fund's average daily net assets. See "Management of the Fund."

CLOSED-END FUND STRUCTURE             Closed-end funds differ from open-end
                                      management investment companies (commonly referred to as mutual funds) in that closed-end funds do not redeem their shares at the option of the shareholder and generally list their shares for trading on a securities exchange. By comparison, mutual funds issue securities that are redeemable daily at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities. However, shares of closed-end funds frequently trade at a discount from their net asset value. In recognition of the possibility that the Fund's shares might trade at a discount to net asset value and that any such discount may not be in the interest of shareholders, the Fund's Board of
                                      Trustees, in consultation with the
                                      Adviser, may, from time to time, review
                                      possible actions to reduce any such
                                      discount, including that the Board of
                                      Trustees may consider open market
                                      repurchases or tender offers for Fund
                                      shares at net asset value. There can be no assurance that the Board of Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the Fund's shares trading at a price equal to or close to net asset value per share. In addition, the Fund's monthly distribution policy may be an effective action to counter a trading discount. See
                                      "Distribution Policy." The Board of
                                      Trustees might also consider the
                                      conversion of the Fund to an open-end
                                      investment company. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objectives and policies.
                                      Investors should assume, therefore, that it is highly unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. See
                                      "Description of Capital Structure."

SUMMARY OF RISKS                      Investing in the Fund involves risks,
                                      including the risk that you may receive
                                      little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund's common shares.

                                      NO OPERATING HISTORY.  The Fund is a
                                      closed-end investment company with no
                                      history of operations. It is designed for long-term investors and not as a trading vehicle.

                                      INVESTMENT AND MARKET RISK. An investment in the Fund's common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund's common shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Fund's common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

                                      ISSUER RISK.  The value of an issuer's
                                      securities that are held in the Fund's
                                      portfolio may decline for a number of
                                      reasons which directly relate to the
                                      issuer, such as management performance,
                                      financial leverage and reduced demand for the issuer's goods and services.

                                      COMMON STOCK RISK. The Fund will invest a significant portion of its net assets in common stocks. Common stocks represent an ownership interest in a company. The Fund may also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock). Common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise for issuers. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The common stocks in which the Fund will invest are structurally subordinated to preferred securities, bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

                                      FOREIGN SECURITIES RISK. Investments in foreign securities involve certain risks not generally associated with investments in the securities of United States issuers. Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency fluctuation risk, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging markets and in less developed countries. For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation in other emerging countries. Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund's distributions attributable to foreign securities will be designated as qualified dividend income. See "Federal Income Tax Matters."

                                      FOREIGN CURRENCY RISK. Although the Fund will report its net asset value and pay expenses and distributions in U.S. dollars, the Fund may invest in foreign securities denominated or quoted in currencies other than the U.S. dollar. Therefore, changes in foreign currency exchange rates will affect the U.S. dollar value of the Fund's investment securities and net asset value. For example, even if the securities prices are unchanged on their primary foreign stock exchange, the Fund's net asset value may change because of a change in the rate of exchange between the U.S. dollar and the trading currency of that primary foreign stock exchange. Certain currencies are more volatile than those of other countries and

                                      Fund investments related to those
                                      countries may be more affected. Generally, if a foreign currency depreciates against the dollar (i.e., if the dollar strengthens), the value of the existing investment in the securities denominated in that currency will decline. When a given currency appreciates against the dollar (i.e., if the dollar weakens), the value of the existing investment in the securities denominated in that currency will rise. Certain foreign countries may impose restrictions on the ability of foreign securities issuers to make payments of principal and interest to investors located outside of the country, due to a blockage of foreign currency exchanges or otherwise.

                                      SMALL AND MEDIUM CAP COMPANY RISK.
                                      Compared to investment companies that
                                      focus only on large capitalization
                                      companies, the Fund's share price may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources,
                                      (iii) more limited management depth and
                                      (iv) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that the Adviser believes appropriate, and offer greater potential for gains and losses.

                                      OTHER INVESTMENT COMPANY SECURITIES RISK.
                                      The Fund may invest in the securities of other closed-end investment companies and in ETFs. Investing in other investment companies and ETFs involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company's portfolio securities, and a shareholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company. There can be no assurance that the investment objective of any investment company or ETF in which the Fund invests will be achieved.

                                      DEFENSIVE POSITIONS. During periods of
                                      adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents. The Fund will not be pursuing its investment objectives in these circumstances and could miss favorable market developments.

                                      MARKET PRICE OF SHARES. The shares of
                                      closed-end management investment companies often trade at a discount from their net asset value, and the Fund's common shares may likewise trade at a discount from net asset value. The trading price of the Fund's common shares may be less than the public offering price. The returns earned by the Fund's shareholders who sell their common shares below net asset value will be reduced. Although it has no current intention to do so, the Fund may utilize leverage, which would magnify the market risk.

                                      MANAGEMENT RISK. The Adviser's securities selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Adviser, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objectives.

                                      QUALIFIED DIVIDEND TAX RISK. No assurance can be given as to what percentage of the distributions paid on the common shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The favorable Federal tax treatment may be adversely affected, changed or repealed by future changes in tax laws at any time and is currently scheduled to expire for tax years beginning after December 31, 2010. See "Federal Income Tax Matters".

DISTRIBUTION POLICY                   The Fund intends to make a level
                                      distribution each month to its
                                      shareholders.   These distributions will
                                      not be tied to the Fund's investment
                                      income and capital gains and will not
                                      represent yield or investment return on
                                      the Fund's portfolio.  The level
                                      distribution rate may be modified by the Board of Trustees from time to time. If, for all monthly distributions, investment company taxable income, if any (which term includes net short-term capital gain), and net tax-exempt income, if any, as determined as of the close of the Fund's taxable year, is less than the amount of the sum of all of the distributions for the taxable year, the difference will generally be a tax-free return of capital distributed from the Fund's assets. The
                                      Fund's final distribution for each
                                      calendar year is expected to include any investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain, if any, realized during the year. However, if they determine it is appropriate to do so, the Board of Trustees may elect to not distribute realized gains and to pay taxes incurred. In general, the total distributions made in any taxable year
                                      (other than distributions of net capital gain or return of capital) would be treated as ordinary dividend income to the extent of the Fund's current and accumulated earnings and profits.
                                      Distributions in excess of the earnings
                                      and profits would first be a tax-free
                                      return of capital to the extent of the
                                      adjusted tax basis in the shares.
                                      Stockholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders. The initial distribution is expected to be declared approximately 45 days after the completion of this offering and paid on or about _______ ___, 2007, depending on market conditions. See
                                      "Distribution Policy."

                                      The Fund may apply to the SEC for an
                                      exemption from Section 19(b) of the 1940
                                      Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of the Fund with respect to its common shares calls for periodic (for example, quarterly/monthly) distributions in an amount equal to a fixed percentage of the Fund's average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount. No assurance can be given that the SEC will grant the exemption to the Fund. The staff of the SEC has indicated that exemptive applications requesting the type of relief referenced above are again being considered, after having been suspended. There can be no assurance as to whether, following their review, the staff of the SEC would grant such relief to the Fund. This offering, however, is not contingent upon the receipt of such exemption. See "Distribution Policy."

                                      The level monthly dividend distribution
                                      described above would result in the
                                      payment of approximately the same amount or percentage to the Fund's shareholders each month. Section 19(a) of the 1940 Act and Rule 19a 1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources, other than net investment income. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to
                                      Section 19(a) and Rule 19a 1 carefully,
                                      and should not assume that the source of any distribution from the Fund is net profit. See "Distribution Policy."

DIVIDEND REINVESTMENT PLAN            Unless a shareholder elects otherwise, the
                                      shareholder's distributions will be
                                      reinvested in additional common shares
                                      under the Fund's dividend reinvestment
                                      plan. Shareholders who elect not to
                                      participate in the Fund's dividend
                                      reinvestment plan will receive all
                                      distributions in cash paid to the
                                      shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee). See "Dividend
                                      Reinvestment Plan."

STOCK PURCHASES AND TENDERS           The Board of Trustees may consider
                                      repurchasing the Fund's common shares in the open market or in private transactions, or tendering for shares, in an attempt to reduce or eliminate a market value discount from net asset value, if one should occur. There can be no assurance that the Board of Trustees will determine to effect any such repurchase or tender or that it would be effective in reducing or eliminating any market value discount.

CUSTODIAN AND TRANSFER AGENT          Custodial Trust Company serves as the
                                      Fund's custodian and American Stock
                                      Transfer and Trust Company serves as the Fund's transfer agent. See "Management of the Fund".

                            SUMMARY OF FUND EXPENSES

      The following table assumes that the Fund issues [          ] common
shares and shows Fund expenses as a percentage of net assets attributable to common shares.

SHAREHOLDER TRANSACTION EXPENSES
   Sales load                                                                        None (1)
   Offering expenses borne by the Fund (as a percentage of offering price)              % (2)
   Dividend Reinvestment Plan fees                                                   None (3)
ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES)
   Investment Advisory fees                                                          1.00%(4)
   Other expenses(5)                                                                     %
   Acquired Fund fees and expenses(6)                                                0.10%
   Total Annual Expenses                                                                 %

----------
(1) The Fund's common shares are being sold without a sales load. The Adviser (not the Fund) has agreed to pay the Underwriter a structuring fee equal to _______________.

(2) The Adviser has agreed to pay all the Fund's organizational expenses. Total offering costs in connection with the common shares are estimated to be $ , which represents $0.0 per common share. Offering costs borne by the Fund will result in a reduction of capital of the Fund attributable to common shares.

(3) There will be no brokerage charges with respect to common shares issued directly by the Fund under its dividend reinvestment plan. You will pay brokerage charges in connection with open market purchases or if you direct the plan agent to sell your common shares held in a dividend reinvestment account.

(4) The Investment Management Agreement between the Fund and the Adviser obligates the Fund to pay the Adviser a monthly investment advisory fee at the annual rate of 1.00% of the Fund's average daily net assets.

(5) "Other Expenses" estimated to be % of the Fund's net assets are based on estimated amounts for the current fiscal year and include administration and fund accounting fees. The Fund has no current intention to borrow money for investment purposes or to sell securities short.

(6) The Fund may invest in other closed-end investment companies and ETFs (collectively, the "Acquired Funds"). The Fund's shareholders indirectly bear a pro rata portion of the fees and expenses of the Acquired Funds in which the Fund invests. Acquired Fund fees and expenses are based on estimated amounts for the current fiscal year and assumes the Fund invests 10% of its net assets in Acquired Funds with an average expense ratio of 1.00%.

      The purpose of the above table is to help a holder of common shares understand the fees and expenses that such holder would bear directly or indirectly.

EXAMPLE

      The following example illustrates the hypothetical expenses (including estimated offering expenses of this offering of $ ) that you would pay on a $1,000 investment in common shares, assuming (i) annual expenses of ______% of net assets attributable to common shares and (ii) a 5% annual return:

                                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                    ------   -------   -------   --------
You would pay the following expenses on a $1,000    $        $         $         $
investment, assuming a 5% annual return

      THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table remain the same each year and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. The example further assumes that the Fund uses no leverage, as currently intended. Moreover, the Fund's actual rate of return will vary and may be greater or less than the hypothetical 5% annual return.

                                    THE FUND

      The Fund is a newly organized, diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on April 26, 2007 and has no operating history. The Fund's principal office is located c/o Bear Stearns Funds Management Inc. at 383 Madison Avenue, 23rd Floor, New York, New York, 10179, and its telephone number is (212) 272-3550.

                                 USE OF PROCEEDS

      The net proceeds of this offering of common shares will be approximately
$        ($         if the Underwriter exercises the overallotment option in
full) after payment of the offering expenses expected to be approximately $0.0__ per share. The net proceeds of the offering will be invested in accordance with the Fund's investment objectives and policies (as stated below) as soon as practicable after completion of the offering. The Fund currently anticipates being able to do so within three months after the completion of the offering. Pending investment of the net proceeds in accordance with the Fund's investment objectives and policies, the Fund will invest in money market securities or money market mutual funds. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objectives and policies, the Fund's net asset value would earn interest income at a modest rate. If the Fund's investments are delayed, early planned distributions could consist principally of a return of capital.

                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES

      The Fund's primary investment objective is to provide long-term total return through capital appreciation, with current income as a secondary investment objective. The Fund will pursue its investment objectives by investing primarily all of its assets in equity securities of U.S. issuers, non-U.S. issuers whose securities trade on a U.S. securities exchange or over the counter or as ADRs or other forms of depositary receipts, such as IDRs, which trade in the United States, closed-end investment companies and ETFs. The Fund will pursue its secondary investment objective of current income by investing in dividend-paying equity securities and U.S. dollar-denominated debt securities.

INVESTMENT STRATEGIES

      The Fund intends its investment portfolio, under normal market conditions, to consist principally of the equity securities of large, mid and small-capitalization companies. Equity securities in which the Fund may invest include common and preferred stocks, convertible securities, warrants and other securities having the characteristics of common stocks, such as ADRs and IDRs, closed-end investment companies and ETFs. The Fund may, however, invest a portion of its assets in U.S. dollar-denominated debt securities when the Adviser believes that it is appropriate to do so to achieve the Fund's secondary investment objective of current income. For example, when interest rates are high in comparison to anticipated returns on equity investments, the Adviser may determine to invest in U.S. dollar-denominated debt securities. Debt securities in which the Fund may invest include U.S. dollar-denominated bank, corporate or government bonds, notes, and debentures of any maturity that the Adviser determines are suitable investments for the Fund. Such determination may be made regardless of the rating of any such debt security, provided, however, that the Fund may not invest in debt securities that are rated below "BBB" by S&P or "Baa" by Moody's at the time the investment is made.

      The Fund's management utilizes a balanced approach, including "value" and "growth" investing by seeking out companies at reasonable prices, without regard to sector or industry, which demonstrate favorable long-term growth characteristics. Valuation and growth characteristics may be considered for purposes of selecting potential investment securities. In general, valuation analysis is used to determine the inherent value of the company by analyzing financial information such as a company's price to book, price to sales, return on equity, and return on assets ratios; and growth analysis is used to determine a company's potential for long-term dividends and earnings growth due to market-oriented factors such as growing market share, the launch of new products or services, the strength of its management and market demand.

      The Fund may also invest up to 10% of its assets in the aggregate in the securities of other closed-end investment companies and up to 5% of its assets in any one such investment company, provided that such investment does not represent more than 3% of the voting stock of the acquired investment company of which such shares are purchased. As a shareholder in any investment company, the Fund will bear its ratable share of the investment company's expenses and would remain subject to payment of the Fund's advisory and administrative fees with respect to the assets so invested.

      Generally, securities will be purchased or sold by the Fund on national securities exchanges and in the over-the-counter market. From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid. The Adviser does not expect investments in illiquid securities to comprise more than 15% of the Fund's net assets (determined at the time the investment is made). The Fund will invest only in illiquid securities that the Adviser believes provide opportunities for substantial growth over a period of two to five years.

      Certain of the Fund's investments may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund's distributions will be designated as qualified dividend income. See "Federal Income Tax Matters."

      The Fund may lend the securities that it owns to others, which allows the Fund the opportunity to earn additional income. Although the Fund will require the borrower of the securities to post collateral for the loan in accordance with market practice and the terms of the loan will require that the Fund be able to reacquire the loaned securities if certain events occur, the Fund is still subject to the risk that the borrower of the securities may default, which could result in the Fund losing money, which would result in a decline in the Fund's net asset value.

      The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.
S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objectives.

      The Adviser may invest the Fund's cash balances in any investments it deems appropriate. The Adviser expects that such investments will primarily be pursuant to a repurchase agreement, however such investments may also be made in, without limitation and as permitted under the 1940 Act, money market funds, additional repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into the Adviser's recommendations and the portfolio manager's decisions are subjective.

      The Fund has no current intent to use leverage; however, the Fund reserves the right to utilize limited leverage through issuing preferred shares. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities. In addition, the Fund may incur leverage through the use of investment management techniques (e.g., "uncovered" sales of put and call options, futures contracts and options on futures contracts).

PORTFOLIO INVESTMENTS

COMMON STOCKS

      The Fund will invest in common stocks. Common stocks represent an ownership interest in an issuer. While offering greater potential for long-term growth, common stocks are more volatile and more risky than some other forms of investment. Common stock prices fluctuate for many reasons, including adverse events, such as an unfavorable earnings report, changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

FOREIGN SECURITIES

      The Fund may invest in foreign securities, including direct investments in securities of foreign issuers that are traded on a U.S. securities exchange or over the counter and investments in depository receipts (such as ADRs), ETFs and other closed-end investment companies that represent indirect interests in securities of foreign issuers. The Fund is not limited in the amount of assets it may invest in such foreign securities. These investments involve risks not associated with investments in the United States, including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability. These risks could result in the Adviser's misjudging the value of certain securities or in a significant loss in the value of those securities.

      The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. As an alternative to holding foreign traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities, and ETFs as described below).

      Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

      The Fund may purchase ADRs, IDRs and global depository receipts ("GDRs") which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, such depository receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer's country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Less information is normally available on unsponsored receipts.

      Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund's distributions attributable to foreign securities will be designated as qualified dividend income. See "Federal Income Tax Matters."

PREFERRED STOCKS

      The Fund may invest in preferred stocks. Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer's capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

      Distributions on preferred stock must be declared by the board of directors and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the company's board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Adviser would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

      Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers' industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.

      Because the claim on an issuer's earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund's holdings of higher dividend paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

EXCHANGE TRADED FUNDS

      The Fund may invest in ETFs, which are investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed and their shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

OTHER CLOSED-END INVESTMENT COMPANIES

      The Fund may invest in the shares of other closed-end management investment companies. The Fund will limit its investment in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, or its affiliated persons, as a whole in accordance with the 1940 Act and applicable Federal securities laws. There can be no assurance that the investment objective of any investment company in which the Fund invests will be achieved. Closed-end investment companies are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the closed-end investment company, will bear its pro rata portion of the closed-end investment company's expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

CORPORATE BONDS, GOVERNMENT DEBT SECURITIES AND OTHER DEBT SECURITIES

      The Fund may invest in corporate bonds, debentures and other debt securities. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are "perpetual" in that they have no maturity date.

      The Fund will invest in government debt securities, including those of emerging market issuers or of other non-U.S. issuers. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (b) debt obligations of supranational entities. Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics issued by the above noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union. The Fund may also invest in securities denominated in currencies of emerging market countries. Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities. A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited resources in the event of a default. Some of these risks do not apply to issuers in large, more developed countries. These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country.

      The Fund will not invest in debt securities rated below investment grade (i.e., securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or lower than BBB by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P")), or their equivalent as determined by the Adviser. These securities are commonly referred to as "junk bonds." The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

CONVERTIBLE SECURITIES

      The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

      The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objectives. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

REAL ESTATE INVESTMENT TRUSTS

      The Fund may invest in real estate investment trusts ("REITs"). REITs are financial vehicles that pool investors' capital to purchase or finance real estate. The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund's investment strategy results in the Fund investing in REIT shares, the percentage of the Fund's dividend income received from REIT shares will likely exceed the percentage of the Fund's portfolio that is comprised of REIT shares.

      Dividends paid by REITs will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. See "Federal Income Tax Matters."

EMERGING MARKET SECURITIES

      The Fund may invest up to 20% of its net assets in securities of issuers located in emerging markets. Such investments are expected to be through investing in ETFs, other investment companies or depository receipts that invest in the securities of issuers located in emerging markets. The risks of foreign investments described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations has been extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund's income from such securities.

      In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund's investments in those countries. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments.

ILLIQUID SECURITIES

      Illiquid securities are securities that are not readily marketable. Illiquid securities include securities that have legal or contractual restrictions on resale, and repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. The Fund may invest up to 15% of the value of its net assets in illiquid securities. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board of Trustees.

RULE 144A SECURITIES

      The Fund may invest in restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, (the "1933 Act"). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resale by large institutional investors of securities that are not publicly traded. The Adviser determines the liquidity of the Rule 144A securities according to guidelines adopted by the Board of Trustees. The Board of Trustees monitors the application of those guidelines and procedures. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities.

WARRANTS

      The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

      Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. The sale of a warrant results in a long or short-term capital gain or loss depending on the period for which the warrant is held.

INVESTMENT TECHNIQUES

      The Fund may, but is under no obligation to, from time to time employ a variety of investment techniques, including those described below, to hedge against fluctuations in the price of portfolio securities, to earn additional income, to enhance total return or to provide a substitute for the purchase or sale of securities. Some of these techniques, such as purchases of put and call options and options on stock indices, may be used as hedges against or substitutes for investments in equity securities. The Fund's ability to utilize any of the techniques described below may be limited by restrictions imposed on its operations in connection with obtaining and maintaining its qualification as a regulated investment company under the Code. Additionally, other factors (such as cost) may make it impractical or undesirable to use any of these investment techniques from time to time.

OPTIONS ON SECURITIES

      In order to hedge against adverse market shifts, the Fund may utilize up to 5% of its net assets (in addition to the 10% limit applicable to options on stock indices described below) to purchase put and call options on securities. The Fund will also, in certain situations, augment its investment positions by purchasing call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices. In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security or its equivalent covered by the option or its equivalent from the writer of the option at the stated exercise price. Under interpretations of the SEC currently in effect, which may change from time to time, a "covered" call option means that so long as the Fund is obligated as the writer of the option, it will own (1) the underlying instruments subject to the option, (2) instruments convertible or exchangeable into the instruments subject to the option or (3) a call option on the relevant instruments with an exercise price no higher than the exercise price on the call option written.

      Similarly, the SEC currently requires that, to "cover" or support its obligation to purchase the underlying instruments if a put option is written by the Fund, the Fund must (1) deposit with its custodian in a segregated account liquid securities having a value at least equal to the exercise price of the underlying securities, (2) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account) or (3) sell short the securities underlying the put option at the same or a higher price than the exercise price on the put option written.

      The Fund will receive a premium when it writes put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to the excess of the security's market value at the time of the option exercise over the price at which the Fund is required to sell the underlying security less the premium received for writing the option. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from leaving its underlying securities unhedged.

      The Fund may purchase and write options on securities that are listed on national securities exchanges or are traded over the counter, although it expects, under normal circumstances, to effect such transactions on national securities exchanges.

      As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

      In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

OPTIONS ON STOCK INDICES

      The Fund may utilize up to 10% of its net assets (in addition to the 5% limit applicable to options on securities) to purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its net assets. The Fund will also, in certain situations, augment its investment positions by purchasing call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices. In addition, the Fund may write covered put and call options on stock indices. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Options on stock indices are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund's securities investments correlate with price movements in the stock index selected. In addition, successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to predict correctly changes in the relationship of the underlying index to the Fund's portfolio holdings. No assurance can be given that the Adviser's judgment in this respect will be correct.

      When the Fund writes an option on a stock index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

SECURITIES LENDING

      The Fund may lend the securities that it owns to others, which allows the Fund the opportunity to earn additional income. Although the Fund will require the borrower of the securities to post collateral for the loan in accordance with market practice and the terms of the loan will require that the Fund be able to reacquire the loaned securities if certain events occur, the Fund is still subject to the risk that the borrower of the securities may default, which could result in the Fund losing money, which would result in a decline in the Fund's net asset value.

DEFENSIVE POSITIONS

      During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents. The Fund will not be pursuing its investment objectives in these circumstances. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations.

SHORT SALES

      The Fund has no current intention to engage in short sales of securities. However, if the Adviser determines to sell securities short, the Fund would incur associated expenses and risks.

                                  RISK FACTORS

      AN INVESTMENT IN THE FUND'S COMMON SHARES IS SUBJECT TO RISKS. THE VALUE OF THE FUND'S INVESTMENTS WILL INCREASE OR DECREASE BASED ON CHANGES IN THE PRICES OF THE INVESTMENTS IT HOLDS. THIS WILL CAUSE THE VALUE OF THE FUND'S SHARES TO INCREASE OR DECREASE. YOU COULD LOSE MONEY BY INVESTING IN THE FUND. BY ITSELF, THE FUND DOES NOT CONSTITUTE A BALANCED INVESTMENT PROGRAM. YOU SHOULD CONSIDER CAREFULLY THE FOLLOWING RISKS BEFORE INVESTING IN THE FUND. THERE MAY BE ADDITIONAL RISKS THAT THE FUND DOES NOT CURRENTLY FORESEE OR CONSIDER MATERIAL. YOU MAY WISH TO CONSULT WITH YOUR LEGAL OR TAX ADVISORS, BEFORE DECIDING WHETHER TO INVEST IN THE FUND.

      NO OPERATING HISTORY. The Fund is a closed-end investment company with no history of operations and is designed for long-term investors and not as a trading vehicle. During the Fund's start-up period, the Fund may not achieve the desired portfolio composition. If the Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objectives.

      INVESTMENT AND MARKET RISK. An investment in the Fund's common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund's common shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Fund's common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

      ISSUER RISK. The value of an issuer's securities that are held in the Fund's portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

      COMMON STOCK RISK. The Fund will invest a significant portion of its net assets in common stocks. Common stocks represent an ownership interest in a company. The Fund may also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock). Common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise for issuers. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The common stocks in which the Fund will invest are structurally subordinated to preferred securities, bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

      FOREIGN SECURITIES RISK. Investments in foreign securities involve certain risks not generally associated with investments in the securities of United States issuers. Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency fluctuation risk, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging markets and in less developed countries. For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation in other emerging countries. Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund's distributions attributable to foreign securities will be designated as qualified dividend income. See "Federal Income Tax Matters."

      FOREIGN CURRENCY RISK. Although the Fund will report its net asset value and pay expenses and distributions in U.S. dollars, the Fund may invest in foreign securities denominated or quoted in currencies other than the U.S. dollar. Therefore, changes in foreign currency exchange rates will affect the U.S. dollar value of the Fund's investment securities and net asset value. For example, even if the securities prices are unchanged on their primary foreign stock exchange, the Fund's net asset value may change because of a change in the rate of exchange between the U.S. dollar and the trading currency of that primary foreign stock exchange. Certain currencies are more volatile than those of other countries and Fund investments related to those countries may be more affected. Generally, if a foreign currency depreciates against the dollar (i.e. if the dollar strengthens), the value of the existing investment in the securities denominated in that currency will decline. When a given currency appreciates against the dollar (i.e. if the dollar weakens), the value of the existing investment in the securities denominated in that currency will rise. Certain foreign countries may impose restrictions on the ability of foreign securities issuers to make payments of principal and interest to investors located outside of the country, due to a blockage of foreign currency exchanges or otherwise.

      SMALL AND MEDIUM CAP COMPANY RISK. Compared to investment companies that focus only on large capitalization companies, the Fund's share price may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth and (iv) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that the Adviser believes appropriate, and offer greater potential for gains and losses.

      OTHER INVESTMENT COMPANY SECURITIES RISK. The Fund may invest in the securities of other closed-end investment companies and in ETFs. Investing in other investment companies and ETFs involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company's portfolio securities, and a shareholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company. There can be no assurance that the investment objective of any investment company or ETF in which the Fund invests will be achieved.

      DEFENSIVE POSITIONS. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents. The Fund would not be pursuing its investment objectives in these circumstances and could miss favorable market developments.

      MARKET PRICE OF SHARES. The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Fund's common shares may likewise trade at a discount from net asset value. The trading price of the Fund's common shares may be less than the public offering price. The returns earned by the Fund's shareholders who sell their common shares below net asset value will be reduced. The Fund may utilize leverage, which magnifies the market risk. See "Effect of Leverage."

      MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. The Fund's successful pursuit of its investment objectives depends upon the Adviser's ability to find and exploit market inefficiencies with respect to undervalued securities. Such situations occur infrequently and sporadically and may be difficult to predict, and may not result in a favorable pricing opportunity that allows the Adviser to fulfill the Fund's investment objectives. The Adviser's security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Adviser, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objectives.

      QUALIFIED DIVIDEND TAX RISK. No assurance can be given as to what percentage of the distributions paid on the common shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The favorable Federal tax treatment may be adversely affected, changed or repealed by future changes in tax laws at any time and is currently scheduled to expire for tax years beginning after December 31, 2010. See "Federal Income Tax Matters".

      SECURITIES LENDING RISK. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund's performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

      REIT RISK. Investments in REITs will subject the Fund to various risks. The first, real estate industry risk, is the risk that REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. The second risk is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self liquidation.

      Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund's yield on that investment.

      REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. They are paid interest by the owners of the financed properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

      Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. See "Federal Income Tax Matters."

      The Fund's investment in REITs may include an additional risk to shareholders. Some or all of a REIT's annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund's basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund's basis in such REIT, the Fund will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Fund distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their shares of the Fund, but not below zero. To the extent the distribution exceeds a shareholder's basis in the Fund shares, such shareholder will generally recognize capital gain.

      PREFERRED SECURITIES RISK. Investment in preferred securities carries risks including credit risk, deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferreds also contain provisions that allow an issuer, under certain conditions to skip (in the case of "noncumulative preferreds") or defer (in the case of "cumulative preferreds"), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions. Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt or common stocks. Dividends paid on preferred securities will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. See "Federal Income Tax Matters."

      EMERGING MARKET SECURITIES RISK. The Fund may invest up to 20% of its net assets in securities of issuers located in "emerging markets" through its investments in ETFs, other investment companies and depository receipts. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; lack of liquidity and greater price volatility due to the smaller size of the market for such securities and lower trading volume; political and social uncertainties; national policies that may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; greater risks of expropriation, confiscatory taxation and nationalization; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; less reliable custodial services and settlement practices. Dividends paid by issuers in emerging market countries will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. See "Federal Income Tax Matters."

      PORTFOLIO TURNOVER RISK. The Fund cannot predict its securities portfolio turnover rate with certain accuracy, but anticipates that its annual portfolio turnover rate will not exceed 100% under normal market conditions. However, it could be materially higher under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and may generate short-term capital gains taxable as ordinary income.

      FIXED INCOME SECURITIES RISK. The Fund may invest in fixed income securities. Fixed income securities are subject to credit risk and market risk. Credit risk is the risk of the issuer's inability to meet its principal and interest payment obligations. Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. There is no limitation on the maturities of fixed income securities in which the Fund invests. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates.

      LEVERAGE RISK. Although the Fund has no current intent to do so, the Fund may issue senior securities or borrow money for emergency or extraordinary purposes, each of which is considered leverage. In addition, the Fund may incur leverage through the use of investment management techniques (e.g., "uncovered" sales of put and call options, futures contracts and options on futures contracts). Leverage, if it is used, creates three major types of risks for shareholders:

      o the likelihood of greater volatility of net asset value and market price of common shares because changes in value of the Fund's portfolio (including changes in the value of any interest rate swap, if applicable) are borne entirely by the common shareholders;

      o the possibility either that share income will fall if the interest rate on any borrowings or the dividend rate on any preferred shares issued rises, or that share income and distributions will fluctuate because the interest rate on any borrowings or the dividend rate on any preferred shares issued varies; and

      o if the Fund leverages through issuing preferred shares or borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to its common shares or purchase its capital stock, unless at the time thereof the Fund meets certain asset coverage requirements.

      The Adviser in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate in the circumstances.

      RISK CHARACTERISTICS OF OPTIONS AND FUTURES. Options and futures transactions can be highly volatile investments. Successful hedging strategies require the anticipation of future movements in securities prices, interest rates and other economic factors. When a fund uses futures contracts and options as hedging devices, the prices of the securities subject to the futures contracts and options may not correlate with the prices of the securities in a portfolio. This may cause the futures and options to react to market changes differently than the portfolio securities. Even if expectations about the market and economic factors are correct, a hedge could be unsuccessful if changes in the value of the portfolio securities do not correspond to changes in the value of the futures contracts. The ability to establish and close out futures contracts and options on futures contracts positions depends on the availability of a secondary market. If these positions cannot be closed out due to disruptions in the market or lack of liquidity, losses may be sustained on the futures contract or option.

      INTEREST RATE RISK. Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. The Fund's investment in preferred stocks and fixed-rate debt securities means that the net asset value and price of the common shares may decline if market interest rates rise. Interest rates are currently low relative to historic levels. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem securities prior to maturity, forcing the Fund to reinvest in lower yielding securities. This is known as call risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security's duration, and reduce the value of the security. This is known as extension risk. The value of the Fund's common stock investments may also be influenced by changes in interest rates.

      CONVERTIBLE SECURITIES RISK. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

      A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objectives.

      ILLIQUID SECURITIES RISK. Illiquid securities are securities that are not readily marketable, and include repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board of Trustees.

      INFLATION RISK. Inflation risk is the risk that the purchasing power of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any preferred shares of the Fund would likely increase, which would tend to further reduce returns to common shareholders.

      ANTI-TAKEOVER PROVISIONS. The Fund's Declaration of Trust includes provisions that could have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund or the Board of Trustees. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices. See "Anti-Takeover Provisions in the Declaration of Trust."

                                LISTING OF SHARES

      The Fund anticipates that its common shares will be listed on the American Stock Exchange, LLC (the "AMEX") under the ticker symbol "CFP" and will therefore be required to meet the AMEX's initial and continued listing requirements.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

      The Board of Trustees is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. There will be six Trustees of the Fund. One of the Trustees, the initial sole Trustee, is an "interested person" (as defined in the 1940 Act) of the Fund. The Trustees are responsible for the Fund's overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund's Adviser. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board of Trustees, are set forth under "Management" in the Statement of Additional Information.

INVESTMENT ADVISER

      Cornerstone Advisors, Inc., One West Pack Square, Suite 1650, Asheville, North Carolina 28801, serves as the Fund's investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser began conducting business in February 2001 and manages two other closed-end funds with combined assets of $ , as of May 31, 2007. The Adviser is a North Carolina corporation organized in February, 2001.

      Under the general supervision of the Fund's Board of Trustees, the Adviser will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. The Adviser will furnish to the Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser will compensate all Trustees and officers of the Fund who are members of the Adviser's organization and who render investment services to the Fund, and will also compensate all other Adviser personnel who provide research and investment services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Investment Management Agreement a monthly fee computed at the annual rate of 1.00% of the average daily net assets of the Fund. The total estimated annual expenses of the Fund are set forth in the section titled "Summary of Fund Expenses."

      Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Adviser may consider sales of shares of other closed-end funds for which its serves as investment adviser as a factor in the selection of dealers to effect portfolio transactions for the Fund.

      A discussion regarding the basis for the Board of Trustees initial approval of the Fund's Investment Management Agreement will be available in the Fund's annual report to shareholders for the period ending December 31, 2007.

PORTFOLIO MANAGER

      Mr. Ralph W. Bradshaw is the Fund's portfolio manager (the "Portfolio Manager"). In addition, other officers of the Adviser, generally consult with the Portfolio Manager regarding investment decisions. In carrying out responsibilities for the management of the Fund's portfolio of securities, the Portfolio Manager has primary responsibility. However, the Adviser may create a portfolio management team by assigning additional portfolio managers. In cases where the team might not be in agreement with regard to an investment decision, Mr. Bradshaw has ultimate authority to decide the matter.

ADMINISTRATOR

      Bear Stearns Funds Management Inc., located at 383 Madison Avenue, 23rd Floor, New York, New York, 10179, serves as administrator to the Fund. Under the Administration Agreement, BSFM is responsible for generally managing the administrative affairs of the Fund. BSFM is entitled to receive a monthly fee at the annual rate of 0.10% of the Fund's average daily net assets, subject to a minimum annual fee of $50,000.

ACCOUNTING AGENT

      ________, serves as accounting agent to the Fund. Under __________ Agreement, ________ maintains the Fund's general ledger and computes the Fund's net asset value per share.

CUSTODIAN AND TRANSFER AGENT

      Custodial Trust Company, with an address at 101 Carnegie Center, Princeton, New Jersey 08540, is the custodian of the Fund and maintains custody of the securities and cash of the Fund.

      American Stock Transfer and Trust Company, with an address at 59 Maiden Lane, New York, New York 10038, serves as the transfer agent and dividend paying agent of the Fund.

ESTIMATED EXPENSES

      The Adviser is obligated to pay expenses associated with providing the services contemplated by the Investment Management Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Adviser is obligated to pay the fees of any Trustee of the Fund who is affiliated with it.

      BSFM is obligated to pay expenses associated with providing the services contemplated by the Administration Agreement, including compensation of and office space for BSFM's officers and employees and administration of the Fund. BSFM is obligated to pay the fees of any Trustee of the Fund who is affiliated with BSFM, if any.

      The Fund pays all other expenses incurred in the operation of the Fund including, among other things, (i) expenses for legal and independent accountants' services, (ii) costs of printing proxies, share certificates and reports to shareholders, (iii) charges of the custodian and transfer gent in connection with the Fund's Dividend Reinvestment Plan, (iv) fees and expenses of independent Trustees, (v) printing costs, (vi) membership fees in trade association, (vii) fidelity bond coverage for the Fund's officers and Trustees,
(viii) errors and omissions insurance for the Fund's officers and Trustees, (ix) brokerage costs and listing fees and expenses charged by AMEX, (x) taxes and
(xi) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund. The expenses incident to the offering and issuance of common shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the common shares.

      On the basis of the anticipated size of the Fund immediately following the offering, assuming no exercise of the overallotment option, it is estimated that the Fund's annual operating expenses will be approximately $ . No assurance can be given, in light of the Fund's investment objectives and policies, however, that actual annual operating expenses will not be substantially more or less than this estimate.

      Costs incurred in connection with the organization of the Fund, estimated
at $         , will be borne by the Adviser. Offering expenses relating to the
Fund's common shares, estimated at $         , will be payable upon completion
of the offering of common shares and will be charged to capital upon the commencement of investment operations of the Fund.

      The Investment Management Agreement authorizes the Adviser to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund's procedures adopted in accordance with Rule 17e 1 under the 1940 Act.

                        DETERMINATION OF NET ASSET VALUE

      The net asset value of shares of the Fund is determined weekly and on the last business day of each month, as of the close of regular trading on the AMEX (normally, 4:00 p.m., Eastern time). In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined by the Board of Trustees. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. Non-dollar-denominated securities are valued as of the close of the AMEX at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities.

      Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund's net asset value may change at times when it is not possible to purchase or sell shares of the Fund. The Fund may use a third party pricing service to assist it in determining the market value of securities in the Fund's portfolio. The Fund's net asset value per common share is calculated by dividing the value of the Fund's total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund's other liabilities by the total number of common shares outstanding.

      For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the NASDAQ are valued at the closing price.

      Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASD or, in the case of securities not reported by the NASD or a comparable source, as the Board of Trustees deem appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.

                               DISTRIBUTION POLICY

      The Fund intends to make a level distribution to its shareholders each month pursuant to a managed distribution policy adopted by the Board of Trustees ("Managed Distribution Policy"). These distributions will not be tied to the Fund's investment income and capital gains and will not represent yield or investment return on the Fund's portfolio. The level distribution rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, investment company taxable income, if any (which term includes net short-term capital gain), and net tax-exempt income, if any, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund's assets. The Fund's final distribution for each calendar year is expected to include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. However, if they determine it is appropriate to do so, the Board of Trustees may elect to not distribute realized gains and to pay taxes incurred. The Managed Distribution Policy may, under certain circumstances, have adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder's assets being invested in the Fund and, over time, increase the Fund's expense ratio. The Managed Distribution Policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The initial distribution is expected to be declared approximately 45 days after the completion of this offering and paid on or about , 2007, depending on market conditions. The Board of Trustees may determine to declare the initial monthly distribution on a date that is sooner or later. If the Fund's investments are delayed, the initial distribution may consist principally of a return of capital.

      Unless the registered owner of common shares elects to receive cash, all distributions declared on common shares will be automatically reinvested in additional common shares of the Fund. See "Dividend Reinvestment Plan".

      In order to maintain the contemplated Managed Distribution Policy, the Fund may apply to the SEC for an exemption from the requirements of Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of the Fund with respect to its common shares calls for periodic (for example, quarterly/monthly) distributions in an amount equal to a fixed percentage of the Fund's average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount. No assurance can be given that the SEC will grant the exemption to the Fund. The staff of the SEC has indicated that exemptive applications requesting the type of relief referenced above are again being considered, after having been suspended some years ago. There can be no assurance as to whether, following their review, the staff would process an exemptive application or grant the requested relief to the Fund. This offering, however, is not contingent upon the receipt of any exemption; neither is it contingent upon the application for such exemption.

      The Managed Distribution Policy described above would result in the payment of approximately the same amount or percentage to the Fund's shareholders each month. These distributions will not be tied to the Fund's investment income and capital gains and will not represent yield or investment return on the Fund's portfolio. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources, other than net investment income. Thus, if the source of some or all of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net profit.

      The Board of Trustees reserves the right to change the monthly distribution policy from time to time.

                           DIVIDEND REINVESTMENT PLAN

      The Fund will operate a Dividend Reinvestment Plan (the "Plan"), sponsored and administered by American Stock Transfer & Trust Company (the "Agent"). Pursuant to the Plan, the Fund's income dividends or capital gains or other distributions (each, a "Distribution" and collectively, "Distributions"), net of any applicable U.S. withholding tax, are reinvested in shares of the Fund.

      Shareholders automatically participate in the Plan, unless and until an election is made to withdraw from the Plan on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Agent in writing at P.O. Box 922, Wall Street Station, New York, New York 10269-0560. Such written notice must be received by the Agent prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the Plan. Under the Plan, the Fund's Distributions to shareholders are reinvested in full and fractional shares as described below.

      When the Fund declares a Distribution, the Agent, on the shareholder's behalf, will (i) receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock ("Newly Issued Shares") or (ii) purchase outstanding shares on the open market, on the AMEX or elsewhere, with cash allocated to it by the Fund ("Open Market Purchases").

      The method for determining the number of shares to be received when Distributions are reinvested will vary depending upon whether the net asset value of the Fund's shares is higher or lower than its market price. If the net asset value of the Fund's shares is lower than its market price, the number of Newly Issued Shares received will be determined by dividing the amount of the Distribution either by the Fund's net asset value per share or by 95% of its market price, whichever is higher. If the net asset value of the Fund's share is higher than its market price, shares acquired by the Agent in Open Market Purchases will be allocated to the reinvesting shareholders based on the average cost of such Open Market Purchases.

      Whenever the Fund declares a Distribution and the net asset value of the Fund's shares is higher than its market price, the Agent will apply the amount of such Distribution payable to Plan participants in Fund shares (less such Plan participant's pro rata share of brokerage commissions incurred with respect to Open Market Purchases in connection with the reinvestment of such Distribution) to the purchase of Fund shares on the open market for such Plan participant's account. Such purchases will be made on or after the payable date for such Distribution, and in no event more than 30 days after such date, except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. The Agent may aggregate a Plan participant's purchases with the purchases of other Plan participants, and the average price (including brokerage commissions) of all shares purchased by the Agent shall be the price per share allocable to each Plan participant.

      Participants in the Plan may withdraw from the Plan by providing written notice to the Agent at least 30 days prior to the applicable Distribution payment date. When a participant withdraws from the Plan, or upon suspension or termination of the Plan at the sole discretion of the Fund's Board of Trustees, certificates for whole shares credited to his or her account under the Plan will, upon request, be issued. Whether or not a participant requests that certificates for whole shares be issued, a cash payment will be made for any fraction of a share credited to such account.

      The Agent will maintain all shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of the Plan participant in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. Each participant, nevertheless, has the right to receive certificates for whole shares owned. The Agent will distribute all proxy solicitation materials to participating shareholders.

      In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating in the Plan, the Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder's name and held for the account of beneficial owners participating in the Plan.

      Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the Plan, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participants account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

      The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See "Federal Income Tax Matters."

      The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

      All correspondence concerning the Plan should be directed to the Agent at P.O. Box 922, Wall Street Station, New York, New York 10269-0560. Certain transactions can be performed online at www.amstock.com or by calling the toll free number 888-556-0422.

                           FEDERAL INCOME TAX MATTERS

      The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

      The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements.

      The Fund intends to make monthly distributions of investment company taxable income after payment of the Fund's operating expenses. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the Plan. For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. Distributions of the Fund's investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Fund's current and accumulated earnings and profits. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as long-term capital gains, regardless of the length of time shares have been held by shareholders. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder of the Fund (assuming the shares are held as a capital asset). See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends). A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction. There can be no assurance as to what portion of Fund dividend payments may be classified as qualifying dividends. With respect to the monthly distributions of investment company taxable income described above, it may be the case that any "level load" distributions would result in a return of capital to the shareholder of the Fund. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends, return of capital distributions) will be made as of the end of the Fund's taxable year. Generally, no later than 60 days after the close of its taxable year, the Fund will provide shareholders with a written notice designating the amount of any capital gain distributions or other distributions. See "Distribution Policy" for a more complete description of such returns and the risks associated with them.

      The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

      Under current law, certain income distributions paid by the Fund to individual taxpayers may be taxed at rates equal to those applicable to net long-term capital gains (generally, 15%). This tax treatment applies only if certain holding period and other requirements are satisfied by the shareholder of the Fund with respect to its shares of the Fund, and the dividends are attributable to qualified dividends received by the Fund itself. For this purpose, "qualified dividends" means dividends received by the Fund from certain United States corporations and certain qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by the Fund from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. Thereafter, the Fund's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislative action is taken. While certain income distributions to shareholders may qualify as qualified dividends, the Fund's seeks to provide dividends regardless of whether they so qualify. As additional special rules apply to determine whether a distribution will be a qualified dividend, investors should consult their tax advisors. Investors should also see the "Taxes" section of the Fund's Statement of Additional Information for more information relating to qualified dividends.

      Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's net assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by the Fund. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as such shareholder's own income from those sources, and, if certain conditions are met, (3) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively use the foregoing information in calculating the foreign tax credit against federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

      The Fund will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

      The Fund may invest in REITs. A REIT is a corporation or a business trust that would otherwise be taxed as a corporation except that it meets certain requirements of the Code. In general, the Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a "pass-through" vehicle for federal income tax purposes. In order to qualify as a REIT, a company must meet certain income and distribution tests (among other items).

      The Fund's investment in REITs may include an additional risk to shareholders. Some or all of a REIT's annual distributions to its investors including, the Fund may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund's basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund's basis in such REIT, the Fund will generally recognize gain. If the Fund distributes such cash from the REIT to its shareholders, such distribution will also generally constitute a non-taxable return of capital to such Fund shareholders. Shareholders that receive such a distribution will also reduce their tax basis in their shares of the Fund, but not below zero. To the extent the distribution exceeds a shareholder's basis in the Fund shares, such shareholder will generally recognize gain.

      The Fund may invest in other RICs. In general, the Code taxes a RIC which satisfies certain requirements as a pass-through entity by permitting a qualifying RIC to deduct dividends paid to its shareholders in computing the RIC's taxable income. A qualifying RIC is also generally permitted to pass through the character of certain types of its income when it makes distributions. For example, a RIC may distribute ordinary dividends to its shareholders, capital gain dividends, or other types of dividends which effectively pass through the character of the RIC's income to its shareholders, including the Fund.

      Selling shareholders of the Fund will generally recognize gain or loss in an amount equal to the difference between the shareholder's adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. Under current law, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or (ii) generally, 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends). Any loss on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those shares. The use of capital losses is subject to limitations. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares will be disallowed to the extent those shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares (whether through the reinvestment of distributions, which could occur, for example, if the shareholder is a participant in the Plan or otherwise). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

      An investor should be aware that, if shares are purchased shortly before the record date for any taxable dividend (including a capital gain dividend), the purchase price likely will reflect the value of the dividend and the investor then would receive a taxable distribution likely to reduce the trading value of such shares, in effect resulting in a taxable return of some of the purchase price. Taxable distributions to individuals and certain other non-corporate shareholders of the Fund, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to "backup" federal income tax withholding currently equal to 28%.

      An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

      The Fund's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities held by the Fund, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund may be required to limit its activities in options and futures contracts in order to enable it to maintain its regulated investment company status.

      The Fund's transactions in foreign currencies, foreign currency denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of a foreign currency.

      If the Fund utilizes leverage through borrowing, it may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Fund's payments of dividends may prevent the Fund from meeting the distribution requirements, described above, and may, therefore, jeopardize the Fund's qualification for taxation as a regulated investment company and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

      The foregoing briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund's shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

                        DESCRIPTION OF CAPITAL STRUCTURE

      The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on April 26, 2007. The Fund's Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of common shares. The Fund intends to hold annual meetings of its shareholders in compliance with the requirements of the AMEX.

COMMON SHARES

      The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional common shares of beneficial interest, no par value. Each share of the Fund represents an equal proportionate interest in the net assets of the Fund with each other share in the Fund. Holders of common shares will be entitled to the payment of dividends when, as and if declared by the Board of Trustees. The Fund intends to make a level dividend distribution each month to its shareholders. See "Distribution Policy." Unless the registered owner of common shares elects to receive cash, all dividends declared on common shares will be automatically reinvested for shareholders in additional common shares of the Fund. See "Dividend Reinvestment Plan." Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining net assets of the Fund among its shareholders. The shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the shares. The Declaration of Trust provides that the Fund's shareholders are not liable for any liabilities of the Fund. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

      The Fund has no present intention of offering additional common shares, except as described herein. Other offerings of its common shares, if made, will require approval of the Board of Trustees. Any additional offering will not be sold at a price per share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders of the Fund or with the consent of a majority of the Fund's outstanding common shares.

      The Fund generally will not issue share certificates. However, upon written request to the Fund's transfer agent, a share certificate will be issued for any or all of the full common shares credited to an investor's account. Common share certificates that have been issued to an investor may be returned at any time. The Fund's Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and transfers will be reflected by bookkeeping entry, without physical delivery. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

REPURCHASE OF SHARES AND OTHER DISCOUNT MEASURES

      Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Board of Trustees has determined that from time to time it may be in the interest of the Fund's shareholders for the Fund to take corrective actions. The Board of Trustees, in consultation with the Adviser, will review at least annually the possibility of open market repurchases and/or tender offers for the common shares and will consider such factors as the market price of the common shares, the net asset value of the common shares, the liquidity of the assets of the Fund, effect on the Fund's expenses, whether such transactions would impair the Fund's status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions, which may have a material effect on the Fund's ability to consummate such transactions. There are no assurances that the Board of Trustees will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Fund's common shares trading at a price which is equal to or approximates their net asset value. In recognition of the possibility that the common shares might trade at a discount to net asset value and that any such discount may not be in the interest of the Fund's shareholders, the Board of Trustees, in consultation with the Adviser, from time to time may review possible actions to reduce any such discount. In addition, the Fund's distribution policy may be effective to counter a trading discount of the Fund's shares. See "Distribution Policy."

PREFERRED SHARES

      The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares ("preferred shares"), having no par value per share or such other amount as the Trustees may establish, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the common shareholders. The Board may, but has no current intention to, issue preferred shares.

      Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an "asset coverage" of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liability and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund seeks a rating of the preferred shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the preferred shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Fund's Declaration of Trust) if and when it authorizes the preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Fund to lengthen such intervals. At times, the dividend rate as redetermined on the Fund's preferred shares may approach or exceed the Fund's return after expenses on the investment of proceeds from the preferred shares and the Fund's leveraged capital structure would result in a lower rate of return to common shareholders than if the Fund were not so structured. If issued, preferred shares may be viewed as adding leverage to the Fund.

      In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund.

      Under the 1940 Act, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be allowed to elect a majority of the Fund's Trustees until all dividends in default have been paid or declared and set apart for payment. In addition, if required by the Rating Agency rating the preferred shares or if the Board of Trustees determines it to be in the best interests of the common shareholders, issuance of the preferred shares may result in more restrictive provisions than required by the 1940 Act being imposed. In this regard, holders of the preferred shares may be entitled to elect a majority of the Fund's Board of Trustees in other circumstances, for example, if one payment on the preferred shares is in arrears.

      If the Fund were to issue preferred shares, it is expected that the Fund would seek a AAA/Aaa credit rating for the preferred shares from a Rating Agency. In that case, as long as preferred shares are outstanding, the composition of its portfolio would reflect guidelines established by such Rating Agency. Although, as of the date hereof, no such Rating Agency has established guidelines relating to any such preferred shares, based on previous guidelines established by such Rating Agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to the preferred shares would establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, no assurance can be given as to the nature or extent of the guidelines, which may be imposed in connection with obtaining a rating of the preferred shares, the Fund currently anticipates that such guidelines will include asset coverage requirements, which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its net assets in short-term, high-quality, fixed income securities and certain mandatory redemption requirements relating to the preferred shares. No assurance can be given that the guidelines actually imposed with respect to the preferred shares by such Rating Agency will be more or less restrictive than as described in this prospectus.

              ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

      The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees, and could have the effect of depriving the Fund's shareholders of an opportunity to sell their common shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. A Trustee may be removed from office without cause, at any time by a written instrument signed or adopted by a vote of the holders of at least a majority of the shares of the Fund that are entitled to vote in the election of such Trustee.

      The Declaration of Trust provides that the Fund may not merge into another entity, or sell, lease or exchange all or substantially all of its assets without the approval of at least two-thirds of the Trustees and 50% of the affected shareholders.

      In addition, the Declaration of Trust requires the favorable vote of the holders of at least 50% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of the Fund's outstanding shares and their affiliates or associates, unless two-thirds of the Board of Trustees have approved by resolution a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of outstanding shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan or pursuant to any offering in which such Principal Shareholder acquires securities that represent no greater a percentage of any class or series of securities being offered than the percentage of any class of shares beneficially owned by such Principal Shareholder immediately prior to such offering or, in the case of securities, offered in respect of another class or series, the percentage of such other class or series beneficially owned by such Principal Shareholder immediately prior to such offering); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve month period); (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve month period); or (v) the purchase by the Fund, or any entity controlled by the Fund, of any common shares from any Principal Shareholder or any person to whom any Principal Shareholder transferred common shares.

      The Board of Trustees has determined that provisions with respect to the Board of Trustees and the 50% voting requirements described above are in the best interest of the Fund's shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

                      POTENTIAL CONVERSION TO OPEN-END FUND

      The Fund may be converted to an open-end management investment company at any time if approved by each of the following: (i) a majority of the Trustees then in office, (ii) the holders of not less than 50% of the Fund's outstanding shares entitled to vote thereon and (iii) by such vote or votes of the holders of any class or classes or series of shares as may be required by the 1940 Act. The composition of the Fund's portfolio likely would prohibit the Fund from complying with regulations of the SEC applicable to open-end management investment companies. Accordingly, conversion likely would require significant changes in the Fund's investment policies and liquidation of a substantial portion of the relatively illiquid portion of its portfolio. In the event of conversion, the common shares would cease to be listed on the AMEX or other national securities exchange or market system. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end management investment company. Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new common shares would be sold at net asset value plus a sales load.

                                  UNDERWRITING

      First Dominion Capital Corp. (the "Underwriter") is the underwriter of this offering of the Fund's common shares. Subject to the terms and conditions stated in the underwriting agreement dated the date of the final prospectus, the Underwriter has agreed to purchase, and the Fund has agreed to sell to the Underwriter, _____________ common shares of beneficial interest.

      The underwriting agreement provides that the obligations of the underwriter to purchase the common shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The Underwriter is obligated to purchase all the common shares (other than those covered by the overallotment option described below) set forth above if any of the common shares are purchased.

      The Underwriter proposes to offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus. Investors must pay for any common shares purchased on or before
             , 2007.

      The Adviser (and not the Fund) has agreed to pay First Dominion Capital Corp., from its own assets, a structuring fee for advice relating to the structure, design and the organization of the Fund as well as for its services related to the sale and distribution of the Fund's common shares in the amount
of $        . In addition, the Fund is obligated to pay the Underwriter's legal fees associated with this offering. The total amount of the Underwriter compensation payments will not exceed 1.5% of the total public offering price of the shares offered hereby.

      The Fund has granted to the Underwriter an option, exercisable for 45 days from the date of this prospectus, to purchase up to additional common shares at the public offering price. The Underwriter may exercise the option solely for the purpose of covering overallotments, if any, in connection with this offering.

      The Fund anticipates that its common shares will be listed on the AMEX under the ticker symbol "CFP." The common shares will be sold to ensure that the AMEX's distribution standards (i.e., round lots, public shares and aggregate market value) will be met.

      The Fund and the Adviser have agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the Underwriter may be required to make because of any of those liabilities.

      The Underwriter is not obligated to conduct market making activities of the Fund's common shares after trading of the common shares has commenced on the AMEX. No assurance can be given as to the liquidity of, or the trading market for, the common shares as a result of market making activities, if any, undertaken by the Underwriter. This prospectus is to be used by the Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the common shares in market making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

      In connection with the offering, First Dominion Capital Corp. may purchase and sell common shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of common shares in excess of the number of common shares to be purchased by the Underwriter in the offering, which creates a short position for the Underwriter. "Covered" short sales are sales of common shares made in an amount up to the number of common shares represented by the Underwriter's overallotment option. In determining the source of common shares to close out the its covered short position, the Underwriter will consider, among other things, the price of common shares available for purchase in the open market as compared to the price at which it may purchase common shares through the overallotment option.

      Transactions to close out the Underwriter's covered short position involve either purchases of common shares in the open market after the distribution has been completed or the exercise of the overallotment option. The Underwriter may also make "naked" short sales of common shares in excess of the overallotment option. The Underwriter must close out any naked short position by purchasing common shares in the open market. A naked short position is more likely to be created if the Underwriter is concerned that there may be downward pressure on the price of common shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of common shares in the open market while the offering is in progress.

      Any of these activities may have the effect of preventing or retarding a decline in the market price of common shares. They may also cause the price of common shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The Underwriter may conduct these transactions on the AMEX or in the over-the-counter market, or otherwise. If the Underwriter commences any of these transactions, it may discontinue any of them at any time.

      A prospectus in electronic format may be made available on the website maintained by the Underwriter. Other than the prospectus in electronic format, the information on the Underwriter's website is not part of this prospectus. The common shares may be sold by the Underwriter to securities dealers who resell common shares to online brokerage account holders.

      The Underwriter may, from time to time, engage in transactions with or perform services for the Adviser and its affiliates in the ordinary course of business.

      Prior to the initial public offering of common shares, the Adviser purchased common shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

      The principal business address of First Dominion Capital Corp. is 8730 Stoney Point Parkway, Suite 205, Richmond, Virginia, 23235.

                                  LEGAL MATTERS

      Certain legal matters in connection with the common shares will be passed upon for the Fund by Blank Rome LLP, New York, New York, and for the Underwriter by Greenburg Traurig, LLP.

                             REPORTS TO SHAREHOLDERS

      The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      [           ] is the independent registered public accounting firm for the
Fund and will audit the Fund's financial statements. [            ] is located
at [             ].

                             ADDITIONAL INFORMATION

      The prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. [ ]). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.

                              TABLE OF CONTENTS OF
                     THE STATEMENT OF ADDITIONAL INFORMATION

                                                                          PAGE
                                                                          ----
Investment Restrictions                                                    B-
Management                                                                 B-
Code of Ethics                                                             B-
Proxy Voting Procedures                                                    B-
Investment Advisory and Other Services                                     B-
Portfolio Manager                                                          B-
Allocation of Brokerage                                                    B-
Determination of Net Asset Value                                           B-
Taxes                                                                      B-
Other Information                                                          B-
Independent Registered Public Accounting Firm                              B-
Report of Independent Registered Public Accounting Firm                    B-

                            THE FUND'S PRIVACY POLICY

      The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

      CATEGORIES OF INFORMATION THE FUND COLLECTS. The Fund collects the following nonpublic personal information about you:

      1. Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address phone number, social security number, assets, income and date of birth); and

      2. Information about the Consumer's transactions: this category includes information about your trans- actions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

      CATEGORIES OF INFORMATION THE FUND DISCLOSES. The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

      CONFIDENTIALITY AND SECURITY. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                       CORNERSTONE PROGRESSIVE RETURN FUND

                                     SHARES
                      COMMON SHARES OF BENEFICIAL INTEREST

                                 [LOGO TO COME]

                          ----------------------------

                             PRELIMINARY PROSPECTUS

                                              , 2007

                          ----------------------------

                          FIRST DOMINION CAPITAL CORP.

      THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                       STATEMENT OF ADDITIONAL INFORMATION

                                                , 2007

                       CORNERSTONE PROGRESSIVE RETURN FUND
                        C/O BEAR STEARNS FUNDS MANAGEMENT
                         383 MADISON AVENUE, 23RD FLOOR
                            NEW YORK, NEW YORK 10179

      THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS. THIS SAI SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF CORNERSTONE PROGRESSIVE RETURN FUND (THE "FUND"), DATED , 2007, AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME. CAPITALIZED TERMS USED BUT NOT DEFINED IN THIS SAI HAVE THE MEANINGS GIVEN TO THEM IN THE PROSPECTUS.

      A COPY OF THE PROSPECTUS MAY BE OBTAINED WITHOUT CHARGE BY CALLING THE FUND COLLECT AT (212) 272-3550. THE FUND DOES NOT HAVE AN INTERNET WEBSITE. THE REGISTRATION STATEMENT OF WHICH THE PROSPECTUS IS A PART CAN BE REVIEWED AND COPIED AT THE PUBLIC REFERENCE ROOM OF THE SEC AT 100 F STREET NE, WASHINGTON, D.C. YOU MAY OBTAIN INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM BY CALLING THE SEC AT (202) 551-8090. THE FUND'S FILINGS WITH THE SEC ARE ALSO AVAILABLE TO THE PUBLIC ON THE SEC'S INTERNET WEBSITE AT WWW.SEC.GOV. COPIES OF THESE FILINGS MAY BE OBTAINED, AFTER PAYING A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE FOLLOWING E-MAIL ADDRESS: PUBLICINFO@SEC.GOV, OR BY WRITING THE SEC'S PUBLIC REFERENCE SECTION, 100 F ST. NE, WASHINGTON, D.C. 20549-0102.

                               TABLE OF CONTENTS

Investment Restrictions                                                     B-
Management                                                                  B-
Code of Ethics                                                              B-
Proxy Voting Procedures                                                     B-
Investment Advisory and Other Services                                      B-
Portfolio Managers                                                          B-
Allocation of Brokerage                                                     B-
Determination of Net Asset Value                                            B-
Taxes                                                                       B-
Other Information                                                           B-
Independent Registered Public Accounting Firm                               B-
Report of Independent Registered Public Accounting Firm                     B-

                           FORWARD-LOOKING STATEMENTS

      This SAI contains or incorporates by reference forward-looking statements, within the meaning of the federal securities laws, that involve risks and uncertainties. These statements describe our plans, strategies and goals and our beliefs and assumptions concerning future economic or other conditions and the outlook for the Fund, based on currently available information. In this SAI, words such as "anticipates," "believes," "expects," "objectives," "goals," "future," "intends," "seeks," "will," "may," "could," "should," and similar expressions are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently.

      The Fund's actual results could differ materially from those anticipated in the forward-looking statements because of various risks and uncertainties, including the factors set forth in the section headed "Risk Factors" in the Fund's prospectus and elsewhere in the prospectus and this SAI. You should consider carefully the discussions of risks and uncertainties in the "Risk Factors" section in the prospectus. The forward-looking statements contained in this SAI are based on information available to the Fund on the date of this SAI, and the Fund assumes no obligation to update any such forward-looking statements, except as required by law.

                             INVESTMENT RESTRICTIONS

INVESTMENT RESTRICTIONS

      FUNDAMENTAL POLICIES

      The following investment restrictions of the Fund are designated as fundamental policies and as such may not be changed without the approval of a majority (more than 50%) of the Fund's outstanding common shares. In addition, the Fund's investment objectives are fundamental policies that may not be changed without the vote of a majority of the Fund's outstanding common shares.

DIVERSIFICATION

      With respect to 75% of its total assets, the Fund may not purchase a security, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if as a result of such purchase, more than 5% of the value of that Fund's total assets would be invested in the securities of any one issuer, or that Fund would own more than 10% of the voting securities of any one issuer.

UNDERWRITING

      The Fund will not underwrite any issue of securities except as it may be deemed an underwriter under the 1933 Act in connection with the sale of securities in accordance with its investment objectives, policies and limitations.

INTERESTS IN OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS

      The Fund may not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

SHORT SALES

      The Fund may not sell a security short if, as a result of such sale, the current value of securities sold short by that Fund would exceed 10% of the value of that Fund's total assets; provided, however, if the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (i.e., short sales "against the box"), this limitation is not applicable. The Fund has no current intention to take short positions in securities. However, if the Fund does take any short positions, it will maintain sufficient segregated liquid assets to cover the short position.

LENDING OF FUNDS AND SECURITIES

      To generate additional income, the Fund may lend up to 33?% of its total assets. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn interest on the investment of cash collateral. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. Loans of securities are required at all times to be secured by collateral equal to at least 100% of the market value of securities on loan. However, in the event of default or bankruptcy of the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and collateral maintained by the lender is insufficient to cover the value of loaned securities, the borrower is obligated to pay the amount of the shortfall (and interest thereon) to the Fund. However, there can be no assurance the Fund can recover this amount.

COMMODITIES

      The Fund may not purchase, sell or invest in commodities, provided that this restriction shall not prohibit the Fund from purchasing and selling financial futures contracts and related options, including but not limited to, currency futures contracts.

REAL ESTATE

      The Fund may not purchase, sell or invest in real estate, but may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund's ownership of such securities.

BORROWING, SENIOR SECURITIES

      The Fund may not issue senior securities as defined by the 1940 Act, other than preferred shares which immediately after issuance will have asset coverage of at least 200% and except that the Fund may borrow money from banks or other financial institutions for extraordinary or emergency purposes, subject to the overall limitation that total borrowings by the Fund may not exceed 10% of the value of the Fund's total assets (measured at the time of borrowing and including the amount borrowed).

PLEDGING ASSETS

      Other than as set forth above in "Lending of Funds and Securities" and except to secure permitted borrowing and to implement collateral and similar arrangements incident to permitted investment activities, the Fund may not pledge, mortgage, hypothecate or otherwise encumber its assets.

CONCENTRATION IN ANY ONE INDUSTRY

      The Fund may not invest 25% or more of the value of its total assets in the securities in any single industry, provided that there shall be no limitation on the purchase of U.S. Government securities.

      NON-FUNDAMENTAL POLICIES

      The following policies of the Fund are non-fundamental and may be changed by the Board of Trustees without the approval of the Fund's shareholders.

PURCHASE OF SECURITIES ON MARGIN

      The Fund may not purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by that Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

JOINT TRADING

      The Fund may not participate on a joint or joint and several basis in any trading account in any securities. (The "bunching" of orders for the purchase or sale of portfolio securities with the Fund's investment adviser (the "Adviser") or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

      The Fund may invest in securities of other investment companies. The Fund will limit its investment in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, or its affiliated persons, as a whole in accordance with the 1940 Act and applicable Federal securities laws.

ILLIQUID SECURITIES

      The Fund may not invest more than 15% of its net assets in illiquid securities and other securities which are not readily marketable, excluding securities eligible for resale under Rule 144A of the 1933 Act which the Trustees have determined to be liquid.

OPTIONS

      The Fund may write, purchase or sell put or call options on foreign currencies, as discussed in the prospectus. The Fund may not write, purchase or sell put or call options on securities or stock indices.

FUTURES CONTRACTS

      The Fund may not purchase financial futures contracts and related options except for "bona fide hedging" purposes, but may enter into such contracts for non-hedging purposes provided that aggregate initial margin deposits plus premiums paid by that Fund for open futures options positions, less the amount by which any such positions are "in-the-money," may not exceed 5% of the Fund's total assets.

      If a percentage limitation set forth in an investment policy or restriction of the Fund is adhered to at the time of investment or at the time the Fund engages in a transaction, a subsequent increase or decrease in percentage resulting from a change in value of an investment or position, or a change in the net assets of the Fund, will not result in a violation of such restriction, provided, however, that the asset coverage requirement applicable to borrowings and the limitation on investment in illiquid securities shall each be maintained in the manner contemplated by applicable law.

      For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

                                   MANAGEMENT

      The Board of Trustees of the Fund has the responsibility for the overall management of the Fund, including general supervision and review of the Fund's investment activities and its conformity with Delaware law and the policies of the Fund. The Board of Trustees elects the officers of the Fund, who are responsible for administering the Fund's day-to-day operations.

      The Trustees, including the Trustees who are not interested persons of the Fund, as that term is defined in the 1940 Act ("Independent Trustees"), and executive officers of the Fund, their ages and principal occupations during the past five years are set forth below. The address of each Trustee and Officer is c/o Bear Stearns Funds Management Inc., 383 Madison Avenue, New York, NY 10179.

INDEPENDENT TRUSTEES

------------------------------------------------------------------------------------------------------------------------
                  POSITION(S)                                  # OF
                  HELD WITH THE   PRINCIPAL OCCUPATION         PORTFOLIOS IN      OTHER DIRECTORSHIPS
NAME AND AGE      FUND            DURING PAST FIVE YEARS       FUND COMPLEX**     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
Glenn W. Wilcox,  Independent     Chairman of the Board and          2            Director, each of the Cornerstone
Sr. (75)          Trustee         Chief Executive Officer of                      Funds.*; Director of Wachovia Corp.
                                  Wilcox Travel Agency, Inc.                      WNC Regional Advisory Board; Director
                                                                                  of Champion Industries, Inc.; and
                                                                                  Chairman of Tower Associates, Inc. (a
                                                                                  real-estate venture)
------------------------------------------------------------------------------------------------------------------------
Andrew A. Strauss Independent     Attorney and senior member         2            Director, each of the Cornerstone
(53)              Trustee         of Strauss & Associates,                        Funds*;Director of Memorial Mission
                                  P.A., Attorneys, Asheville                      Hospital Foundation, Deerfield
                                  and Hendersonville, North                       Episcopal Retirement Community and
                                  Carolina; previous President                    Asheville Symphony
                                  of White Knight Healthcare,
                                  Inc. and LMV Leasing, Inc.,
                                  a wholly owned subsidiary of
                                  Xerox Credit Corporation
------------------------------------------------------------------------------------------------------------------------
Scott B. Rogers   Independent     Chairman, Board of Health          2            Director, each of the Cornerstone
(51)              Trustee         Partners, Inc.; Chief                           Funds.*; Chairman and Director,
                                  Executive Officer, Asheville                    Recycling Unlimited; Director of A-B
                                  Buncombe Community Christian                    Vision Board, Interdenominational
                                  Ministry; and President,                        Ministerial Alliance, Faith
                                  ABCCM Doctor's Medical                          Partnerships, Inc.
                                  Clinic; Appointee, NC
                                  Governor's Commission on
                                  Welfare to Work
------------------------------------------------------------------------------------------------------------------------
Edwin Meese III   Independent     Distinguished Fellow, The          2            Director, each of the Cornerstone
(75)              Trustee         Heritage Foundation                             Funds.*; Director of Carrington
                                  Washington DC ;                                 Laboratories, Inc.
                                  Distinguished Visiting
                                  Fellow at the Hoover
                                  Institution, Stanford
                                  University; Senior Adviser,
                                  Revelation L.P.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Thomas H. Lenagh  Independent     Director, Photonics Products       2            Director, each of the Cornerstone
(82)              Trustee         Group; Independent Financial                    Funds; The Adams Express Company
                                  Adviser                                         and Petroleum and Resources
                                                                                  Corporation, Inc.
------------------------------------------------------------------------------------------------------------------------

* The Independent Trustees identified in this SAI are members of the Board of Directors for each of the Cornerstone Strategic Value Fund, Inc. and Cornerstone Total Return Fund, Inc. (together, the "Cornerstone Funds"). It is expected that each will be elected to serve as a Trustee of the Fund at the organizational meeting of the Fund.
** Fund Complex refers to the Cornerstone Funds, both of which were managed by Cornerstone Advisors, Inc. during the year ended December 31, 2006.

INTERESTED TRUSTEE

--------------------------------------------------------------------------------------------------------------------
                                                                             # OF
                            POSITION(S) HELD    PRINCIPAL OCCUPATION         PORTFOLIOS IN    OTHER DIRECTORSHIPS
NAME AND AGE                WITH THE FUND       DURING PAST FIVE YEARS       FUND COMPLEX**   HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
Ralph W. Bradshaw* (56)     Interested          President, Cornerstone             2          Interest Director,
                            Trustee and         Advisors, Inc.; Financial                     each of the Cornerstone
                            President           Consultant; President and                     Funds.
                                                Director of Cornerstone
                                                Strategic Value Fund,
                                                Inc. and Cornerstone
                                                Total Return Fund, Inc.
--------------------------------------------------------------------------------------------------------------------

*     Mr. Bradshaw has been a Trustee of the Fund since its inception.
** Fund Complex refers to the Cornerstone Funds, both of which were managed by Cornerstone Advisors, Inc. during the year ended December 31, 2006.

      In addition to Mr. Bradshaw, the table below identifies the Fund's executive officers.

-----------------------------------------------------------------------------------------
                          POSITION(S)                                       # OF
                          HELD WITH THE    PRINCIPAL OCCUPATION DURING      PORTFOLIOS IN
NAME AND AGE              FUND             PAST FIVE YEARS                  FUND COMPLEX*
-----------------------------------------------------------------------------------------
William A. Clark (61)     Vice President                                           2
-----------------------------------------------------------------------------------------
Gary A. Bentz (50)        Chief            Chairman and Chief Financial            2
                          Compliance       Officer of Cornerstone
                          Officer          Advisors, Inc.; previous
                                           Director, Vice President and
                                           Treasurer of the Cornerstone
                                           Total Return Fund, Inc. and
                                           current Chief Compliance
                                           Officer of Funds in the Fund
                                           Complex *; Financial
                                           Consultant, C.P.A.
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Jodi Levine (37)          Treasurer        Associate Director, Bear,               2
                                           Stearns & Co. Inc.
-----------------------------------------------------------------------------------------
Thomas Westle (53)        Secretary        Partner, Blank Rome LLP, a              2
                                           law firm; previous partner at
                                           Spitzer & Feldman, a law firm
-----------------------------------------------------------------------------------------

* Fund Complex refers to the Cornerstone Funds, both of which were managed by Cornerstone Advisors, Inc. during the year ended December 31, 2006.

BOARD COMMITTEES

      The Board has two standing committees as described below:

----------------------------------------------------------------------------------------------------------------------
MEMBERS                      DESCRIPTION OF FUNCTIONS                                        MEETINGS
----------------------------------------------------------------------------------------------------------------------
AUDIT COMMITTEE
Glenn W. Wilcox, Sr.         Responsible for advising the full Board with respect to         The audit committee
Andrew A. Strauss            accounting, auditing, ethics and financial matters affecting    will meet at least
Scott B. Rogers              the Fund.                                                       twice annually.
Edwin Meese
Thomas H. Lenagh

NOMINATING & CORPORATE GOVERNANCE COMMITTEE
Glenn W. Wilcox, Sr.         Responsible for seeking and reviewing candidates for            The nominating
Andrew A. Strauss            consideration as nominees for Trustees as is considered         committee will meet as
Scott B. Rogers              necessary from time to time. Also responsible for corporate     necessary, and at least
Edwin Meese                  governance compliance, including AMEX and SEC rules.            once a year.
Thomas H. Lenagh
----------------------------------------------------------------------------------------------------------------------

      The Board may from time to time establish additional committees as deemed in the best interest of the Fund, including a pricing committee responsible for pricing the common shares for purposes of the initial offering.

TRUSTEE OWNERSHIP OF FUND SHARES; CONTROL PERSON

      As of the date of this SAI, the Trustees and officers of the Fund as a group owned ___________ of the outstanding shares of the Fund. On ________, 2007, Gary A. Bentz and Ralph W. Bradshaw each purchased $50,000 in shares of the Fund at an initial subscription price of $15.00 per share and were the sole shareholders as of this date.

      Set forth below is the dollar range of equity securities beneficially owned by each Trustee of the equity securities in all registered investment companies overseen by the Trustee in the family of investment companies as of December 31, 2006:

AMOUNT INVESTED KEY

      A. $1-$10,000
      B. $10,001-$50,000
      C. $50,001-$100,000
      D. over $100,000

                         DOLLAR RANGE OF FUND   AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED
NAME                        SHARES OWNED*        INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FUND COMPLEX**
-------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEE
-------------------------------------------------------------------------------------------------------------
Glenn W. Wilcox, Sr.             None                                        XXX
Andrew A. Strauss                None                                        XXX
Edwin Meese III                  None                                        XXX
Scott B. Rogers                  None                                        XXX
Thomas H. Lenagh                 None                                        XXX
INTERESTED TRUSTEE
Ralph W. Bradshaw                XXX                                          D
=============================================================================================================

* As of the date of this SAI, the Trustees and Officers of the Fund owned ________ of the outstanding shares of the Fund.
** Fund Complex refers to the Cornerstone Funds, both of which were managed by Cornerstone Advisors, Inc. during the year ended December 31, 2006.

      During the calendar years ended December 31, 2005 and December 31, 2006, none of the Independent Trustees (or their immediate family members) had:

      1. Any direct or indirect interest in the Adviser or principal underwriter of the Fund or any person controlling, controlled by or under common control with the Adviser or principal underwriter of the Fund;

      2. Any direct or indirect material interest, in which the amount involved exceeds $120,000, in any transaction or series of similar transactions with (i) the Fund; (ii) another fund managed by the Adviser, or distributed by the principal underwriter of the Fund or a person controlling, controlled by or under common control with the Adviser or the principal underwriter of the Fund; (iii) the Adviser or the principal underwriter of the Fund; (iv) a person controlling, controlled by or under common control with the Adviser or the principal underwriter of the Fund; or (v) an officer of any of the above; or

      3. Any direct or indirect relationship, in which the amount exceeds $120,000, with (i) the Fund; (ii) another fund managed by the Adviser, or distributed by the principal underwriter of the Fund or a person controlling, controlled by or under common control with the Adviser or the principal underwriter of the Fund; (iii) the Adviser or the principal underwriter of the Fund; (iv) a person controlling, controlled by or under common control with the Adviser or the principal underwriter of the Fund; or (v) an officer of any of the above.

      During the calendar years ended December 31, 2005 and December 31, 2006, no officer of the Adviser or the principal underwriter of the Fund or any person controlling, controlled by or under common control with the Adviser or the principal underwriter of the Fund served on the board of directors of a company where an Independent Trustee of the Fund or any of their immediate family members served as an officer.

COMPENSATION

      The Fund will pay an annual fee in the amount of $___________ to each Trustee who is not an officer of employee of the Adviser (or any affiliated company of the Adviser). All Trustees are reimbursed by the Fund for all reasonable out-of-pocket expenses incurred relating to attendance at meetings of the Board of Trustees or committee meetings.

      The table set forth below includes information regarding compensation from the Fund and the Cornerstone Funds for each of the Trustees. None of the officers of the Fund receive compensation from the Fund, nor does any person affiliated with the Fund receive compensation in excess of $60,000 from the Fund.

                                                 PENSION OR RETIREMENT        ESTIMATED         TOTAL COMPENSATION
                                 AGGREGATE        BENEFITS ACCRUED AS      ANNUAL BENEFITS        FROM FUND AND
                                COMPENSATION          PART OF FUND               UPON           FUND COMPLEX PAID
NAME                             FROM FUND*             EXPENSES              RETIREMENT          TO TRUSTEES**
------------------------------------------------------------------------------------------------------------------
Glenn W. Wilcox, Sr.                  $0                   $0                     $0                 $30,000
Andrew A. Strauss                     $0                   $0                     $0                 $30,000
Edwin Meese III                       $0                   $0                     $0                 $30,000
Scott B. Rogers                       $0                   $0                     $0                 $30,000
Thomas H. Lenagh                      $0                   $0                     $0                 $30,000
Ralph W. Bradshaw                     $0                   $0                     $0                      $0

----------
* The amounts set forth in column 2 are the estimated future payments that each Trustee is expected to receive for the fiscal year ending December 31, 2007.
** The amount set forth in column 5 includes actual amounts paid to each Trustee by the Fund Complex for the period ended December 31, 2006. The Fund Complex refers to the Cornerstone Funds, both of which were managed by Cornerstone Advisors, Inc. during the year ended December 31, 2006.

                                 CODE OF ETHICS

      The Adviser and the Fund have adopted a joint Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics applies to the personal investing activities of the trustees, directors, officers and certain employees of the Fund or the Adviser ("Access Persons"), as applicable. Rule 17j-1 and the Code of Ethics is designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. The Code of Ethics permits Access Persons to trade securities for their own accounts, including securities that may be purchased or held by the Fund, and generally requires them to report their personal securities. The Code of Ethics will be included as an exhibit to the Fund's registration statement, which will be on file with the SEC, and available as described on the cover page of this SAI.

                             PROXY VOTING PROCEDURES

      The Fund has delegated the voting of proxies with respect to securities owned by it to the Adviser, and the Adviser will vote proxies in a manner that it deems to be in the best interests of the Fund. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund. If an analyst, trader or partner of the Adviser believes that voting in accordance with stated proxy-voting guidelines would not be in the best interests of the Fund, the proxy will be referred to the Adviser's Compliance Committee for a determination of how such proxy should be voted.

POLICIES OF THE ADVISER

      It is the Adviser's policy to vote all proxies received by the Fund in a timely manner. Upon receiving each proxy, the Adviser will review the issues presented and make a decision to vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted. The Adviser will consider information from a variety of sources in evaluating the issues presented in a proxy. The Adviser generally supports policies, plans and structures that it believes give quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners. Conversely, the Adviser generally opposes proposals that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment.

CONFLICTS OF INTEREST

      The Adviser's duty is to vote in the best interests of the Fund's shareholders. Therefore, in situations where there is a conflict of interest between the Adviser's interests and the Fund's interests, the Adviser will take one of the following steps to resolve the conflict:

1. If a proposal is addressed by the guidelines, the Adviser will vote in accordance with those guidelines;

2. If the Adviser believes it is in the Fund's best interest to depart from the guidelines provided, the Adviser will disclose the conflict to the Fund and obtain its consent to the proposed vote prior to voting the securities;

3. The Fund may direct the Adviser in writing to forward all proxy matters in which the Adviser has a conflict of interest regarding the securities to an identified independent third party for review and recommendation. The Adviser will vote in accordance with the third party's recommendations as long as they are received on a timely basis. If the third party's recommendations are not received in a timely manner, the Adviser will abstain from voting the securities.

MORE INFORMATION

      The actual voting records relating to the Fund's portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling collect (212) 272-3550 or in the Fund's reports to be filed with the SEC and available on the SEC's website at WWW.SEC.GOV. In addition, a copy of the Funds' proxy voting policies and procedures is available by calling collect (212) 272-3550 and will be sent within three business days of receipt of a request.

                     INVESTMENT ADVISORY AND OTHER SERVICES

      The management of the Fund is supervised by the Trustees. Cornerstone Advisors, Inc. provides investment advisory services to the Fund pursuant to an investment management agreement entered into with the Fund (an "Investment Management Agreement").

      The Adviser, located at One West Pack Square, Suite 1650, Asheville, North Carolina, 28801, is a North Carolina corporation. It was formed for the purpose of providing investment advisory and management services to investment companies. Ralph W. Bradshaw, Gary A. Bentz and William A. Clark are the only shareholders of the Adviser. Mr. Bradshaw is the Interested Trustee and President of the Fund.

      The Investment Management Agreement was approved in person by the Trustees, including a majority of the Independent Trustees, and its initial
shareholder on [   ]. The Investment Management Agreement has an initial term of two years. The Investment Management Agreement may be continued in effect from year to year after its initial term, provided that its continuance is approved annually by the Trustees or by a majority of the outstanding voting shares of the Fund, and in each case is also approved by a majority of the Independent Trustees by vote cast in person at a meeting duly called for the purpose of voting on such approval.

      Under the Investment Management Agreement, the Adviser has agreed to furnish reports, statistical and research services and recommendations with respect to the Fund's portfolio of investments. In addition, the Adviser performs a variety of administrative services for the Fund. The Fund bears all of its other expenses and liabilities, including expenses incurred in connection with maintaining its registration under the 1933 Act, and the 1940 Act, state qualifications, if any, mailings, brokerage, custodian and stock transfer charges, printing, legal and auditing expenses, expenses of shareholders' meetings and reports to shareholders.

      The annual percentage rate and method used in computing the investment advisory fee of the Fund is described in the Prospectus.

      The Investment Management Agreement is terminable, without the payment of any penalty, on sixty days' written notice, by a vote of the holders of a majority of the Fund's outstanding shares, by a vote of a majority of the Trustees of the Fund or by the Adviser. The Investment Management Agreement provides that it will automatically terminate in the event of its assignment. The Investment Management Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder.

APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT

      A discussion regarding the basis for the approval of the Fund's Investment Management Agreement by the Board will be available in the Fund's report to shareholders for the period ending December 31, 2007.

ADMINISTRATIVE SERVICES

      Under the Administration Agreement, BSFM is responsible for generally managing the administrative affairs of the Fund. BSFM is entitled to receive a monthly fee at the annual rate of 0.10% of the Fund's average daily net assets, subject to a minimum annual fee of $50,000. BSFM will furnish to the Fund all office facilities, equipment and personnel for administration of the Fund. BSFM will compensate all BSFM personnel who perform administrative services for the Fund. BSFM administrative services include, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Trustees and shareholders' meetings, providing services in connection with repurchase offers, if any, and other administrative services necessary to conduct the Fund's business.

      Under the [Fund Accounting Agreement], ___________is responsible for calculating the net asset value of the common shares of the Fund, subject to the supervision of the Board of Trustees. __________ is entitled to receive a monthly fee at the annual rate of ___%.

      Information regarding the Fund's custodian and independent public accounting firm is described in the prospectus.

                               PORTFOLIO MANAGERS

      Mr. Ralph W. Bradshaw is the portfolio managers responsible for the day-to-day management of the Fund (the "Portfolio Manager"). The following table shows the number of other accounts managed by Mr. Bradshaw and the total assets in the accounts managed within various categories as of December 31, 2006.

                                                                         ADVISORY FEE BASED
                                                                           ON PERFORMANCE
                                                                    ---------------------------
TYPE OF ACCOUNTS                    NUMBER OF       TOTAL ASSETS      NUMBER OF       TOTAL
                                     ACCOUNTS     ($ IN MILLIONS)     ACCOUNTS        ASSETS
-----------------------------------------------------------------------------------------------
RALPH W. BRADSHAW
Registered Investment Companies         2                                 0              0
Other Pooled Investments                0                0                0              0
Other Accounts                          0                0                0              0

CONFLICTS OF INTEREST

      Conflicts of interest may arise because the Fund's Portfolio Manager has day-to-day management responsibilities with respect to the Fund and two other accounts (i.e., Cornerstone Strategic Value Fund, Inc. and Cornerstone Total Return Fund, Inc.). These potential conflicts include:

      LIMITED RESOURCES. The Portfolio Manager cannot devote his full time and attention to the management of each of the accounts that he manages. Accordingly, the Portfolio Manager may be limited in his ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the Portfolio Manager was to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

      LIMITED INVESTMENT OPPORTUNITIES. Other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that it believes is equitable to the accounts involved, including the Fund. When two or more clients of the Adviser are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price. See "Allocation of Brokerage".

      DIFFERENT INVESTMENT STRATEGIES. The accounts managed by the Portfolio Manager have differing investment strategies. If the Portfolio Manager determines that an investment opportunity may be appropriate for only some of the accounts or decide that certain of the accounts should take different positions with respect to a particular security, the Portfolio Manager may effect transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

      VARIATION IN COMPENSATION. A conflict of interest may arise where the Adviser is compensated differently by the accounts that are managed by the Portfolio Manager. If certain accounts pay higher management fees or performance- based incentive fees, the Portfolio Manager might be motivated to prefer certain accounts over others. The Portfolio Manager might also be motivated to favor accounts in which they have a greater ownership interest or accounts that are more likely to enhance the Portfolio Manager's performance record or to otherwise benefit the Portfolio Manager.

      SELECTION OF BROKERS. The Portfolio Manager selects the brokers that execute securities transactions for the accounts that they supervise. See "Allocation of Brokerage." In addition to executing trades, some brokers provide the Portfolio Manager with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Manager's decision as to the selection of brokers could yield disproportionate costs and benefits among the accounts that they manage, since the research and other services provided by brokers may be more beneficial to some accounts than to others.

      Where conflicts of interest arise between the Fund and other accounts managed by the Portfolio Manager, the Portfolio Manager will use good faith efforts so that the Fund will not be treated materially less favorably than other accounts. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the Portfolio Manager. In such instances, securities will be allocated in accordance with the Adviser's trade allocation policy. See "Investment Advisory and Other Services" above.

COMPENSATION.

      [The Portfolio Manager's compensation will be made up of a fixed salary amount which is not based on the value of the assets in the Fund's portfolio. Annually, the Adviser may calculate bonus compensation to be paid to the Portfolio Manager as a percentage of salary based in large part on the Fund's after-tax performance and that of each of the other investment companies managed by Portfolio Manager in comparison to other equity funds during the same time period, which the Adviser considers to be a comparable peer group.]

SECURITIES OWNED IN THE FUND BY PORTFOLIO MANAGERS.

      As of the date of this SAI, the Portfolio Manager owned ____________ shares of the Fund. See "Trustee Ownership of Fund Shares."

                             ALLOCATION OF BROKERAGE

      Decisions regarding the placement of orders to purchase and sell investments for the Fund are made by the Adviser, subject to the supervision of the Trustees. A substantial portion of the transactions in equity securities for the Fund will occur on domestic stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States and some foreign exchanges, these commissions are negotiated. However, on many foreign stock exchanges these commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Over-the-counter transactions will generally be placed directly with a principal market maker, although the Fund may place an over-the-counter order with a broker-dealer if a better price (including commission) and execution are available.

      It is anticipated that most purchase and sale transactions involving fixed income securities will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally effected on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between the bid and ask price.

      The policy of the Fund regarding transactions for purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Board of Trustees of the Fund believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Fund and the Adviser from obtaining high quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser may rely on its experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

      In seeking to implement the Fund's policies, the Adviser will place transactions with those brokers and dealers who it believes provide the most favorable prices and which are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing transactions with those brokers and dealers who also furnish research or research related services to the Fund or the Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; and appraisals or evaluations of securities. The information and services received by the Adviser from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Fund directly. While such services are useful and important in supplementing their own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce their expenses.

      Subject to the requirement that the Adviser shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, the Adviser is authorized to consider as a factor in the selection of any broker-dealer firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by the Adviser. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc. ("NASD"), which provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

      The Fund has adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between the Fund and other accounts that are managed by the Adviser. The Fund may from time to time engage in such transactions in accordance with these procedures.

      Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or DE MINIMIS amounts being allocated to a portfolio or other client; or (iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Fund that the benefits from the Adviser's organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

                        DETERMINATION OF NET ASSET VALUE

      The net asset value per common share of the Fund is determined no less frequently than weekly and on the last business day of each month, as of the close of regular trading on the AMEX (normally 4:00 p.m. Eastern time). The Fund's net asset value per common share is determined by ______, in the manner authorized by the Trustees of the Fund. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the number of shares outstanding.

      The Trustees of the Fund have established the following procedures for fair valuation of the Fund's assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded (such prices may not be used, however, where an active over-the-counter market in an exchange listed security better reflects current market value). Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. An option is valued at the last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, at the mean between the last bid and asked prices. Determining fair value involves subjective judgments. It is possible that the fair value determined for a security may differ materially from the value to be realized upon a sale.

      The Adviser and the Board of Trustees may implement new pricing methodologies or expand mark-to-market valuation of debt securities whose market prices are not readily available in the future, which may result in a change in the Fund's net asset value per share. The Fund's net asset value per share will also be affected by fair value pricing decisions and by changes in the market for such debt securities. The Fund has adopted Fair Valuation Procedures to determine the fair value of a debt security. These Fair Valuation Procedures consider relevant factors, data, and information, including: (i) the characteristics of and fundamental analytical data relating to the debt security, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the debt security, the terms and conditions of the debt security and any related agreements, and the position of the debt security in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the debt security, including price quotations for and trading in the debt security and interests in similar debt security and the market environment and investor attitudes towards the debt security and interests in similar debt securities; and (v) general economic and market conditions affecting the fair value of the debt security. The fair value of each debt security is reviewed and approved by the Board of Trustees.

      Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. Over-the-counter options are valued at the mean between the bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Short-term obligations having remaining maturities of less than 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. Securities for which there is no such quotation or valuation and all other assets are valued at fair value as determined in good faith by or at the direction of the Fund's Trustees.

      All other securities are valued at fair value as determined in good faith by or at the direction of the Trustees.

                                      TAXES

      THE FOLLOWING IS A SUMMARY DISCUSSION OF THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES THAT MAY BE RELEVANT TO A SHAREHOLDER OF ACQUIRING, HOLDING AND DISPOSING OF SHARES OF THE FUND. THIS DISCUSSION DOES NOT ADDRESS THE SPECIAL TAX RULES APPLICABLE TO CERTAIN CLASSES OF INVESTORS, SUCH AS TAX-EXEMPT ENTITIES, FOREIGN INVESTORS, INSURANCE COMPANIES AND FINANCIAL INSTITUTIONS. THIS DISCUSSION ADDRESSES ONLY U.S. FEDERAL INCOME TAX CONSEQUENCES TO U.S. SHAREHOLDERS WHO HOLD THEIR SHARES AS CAPITAL ASSETS AND DOES NOT ADDRESS ALL OF THE U.S. FEDERAL INCOME TAX CONSEQUENCES THAT MAY BE RELEVANT TO PARTICULAR SHAREHOLDERS IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. IN ADDITION, THE DISCUSSION DOES NOT ADDRESS ANY STATE, LOCAL OR FOREIGN TAX CONSEQUENCES, AND IT DOES NOT ADDRESS ANY U.S. FEDERAL TAX CONSEQUENCES OTHER THAN U.S. FEDERAL INCOME TAX CONSEQUENCES. THE DISCUSSION IS BASED UPON PRESENT PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), THE REGULATIONS PROMULGATED THEREUNDER, AND JUDICIAL AND ADMINISTRATIVE RULING AUTHORITIES, ALL OF WHICH ARE SUBJECT TO CHANGE OR DIFFERING INTERPRETATIONS (POSSIBLY WITH RETROACTIVE EFFECT). NO ATTEMPT IS MADE TO PRESENT A DETAILED EXPLANATION OF ALL U.S. FEDERAL INCOME TAX CONCERNS AFFECTING THE FUND AND ITS SHAREHOLDERS, AND THE DISCUSSION SET FORTH HEREIN DOES NOT CONSTITUTE TAX ADVICE. INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS TO DETERMINE THE SPECIFIC TAX CONSEQUENCES TO THEM OF INVESTING IN THE FUND, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM AND THE EFFECT OF POSSIBLE CHANGES IN TAX LAWS.

      The Fund intends to elect to be treated and to qualify each year as a regulated investment company (a "RIC") under the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income from interests in "qualified publicly traded partnerships" (as defined in the Code); (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer; (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more "qualified publicly traded partnerships" (as defined in the Code); and (iii) distribute at least 90% of its investment company taxable income (as defined in the Code, but without regard to the deduction for dividends paid) for such taxable year in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any U.S. federal income tax. For purposes of the 90% of gross income requirement described above, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund's business of investing in stock or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund's foreign currency gains as non-qualifying income. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to U.S. federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

      In order to avoid incurring a U.S. federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (which is the excess of its realized capital gain over its realized capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus
(iii) 100% of any ordinary income and capital gain net income from previous years (as previously computed) that were not paid out during such years and on which the Fund paid no U.S. federal income tax.

      If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally will be eligible (i) for the dividends received deduction in the case of corporate shareholders and (ii) for treatment as "qualified dividends" as discussed below, in the case of individual shareholders provided certain holding period and other requirements are met, as described below. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

      Distributions from the Fund, except in the case of distributions of qualified dividend income or capital gain dividends, as described below, generally will be taxable to shareholders as ordinary dividend income to the extent of the Fund's current and accumulated earnings and profits. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends ("Capital Gain Dividends") will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund.

      If a shareholder's distributions are automatically reinvested pursuant to the Plan and the Plan Administrator invests the distribution in shares acquired on behalf of the shareholder in open-market purchases, for U.S. federal income tax purposes, the shareholder will generally be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash. If a shareholder's distributions are automatically reinvested pursuant to the Plan and the Plan Administrator invests the distribution in newly issued shares of the Fund, the shareholder will generally be treated as receiving a taxable distribution equal to the fair market value of the stock the shareholder receives.

      Under current law, certain income distributions paid by the Fund to individual taxpayers are taxed at rates equal to those applicable to net long-term capital gains (generally, 15%). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, "qualified dividend income" means dividends received by the Fund from certain United States corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. For these purposes, a "qualified foreign corporation" means any foreign corporation if (i) such corporation is incorporated in a possession of the United States, (ii) such corporation is eligible for benefits of a qualified comprehensive income tax treaty with the United States and which includes an exchange of information program, or (iii) the stock of such corporation with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A "qualified foreign corporation" does not include any foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a "passive foreign investment company" (as defined in the Code). In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by the Fund from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. Thereafter, the Fund's dividends, other than Capital Gain Dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislative action is taken.

      A dividend will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (or fewer than 91 days during the associated 181-day period in the case of certain preferred stocks) (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Distributions of income by the Fund, other than qualified dividend income and Capital Gains Dividends, are taxed as ordinary income, at rates currently up to 35%.

      We cannot assure you as to what percentage of the dividends paid on the shares will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.

      The Fund's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

      Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Fund's taking certain positions in connection with ownership of such distressed securities.

      Any recognized gain or income attributable to market discount on long-term debt obligations (i.e., obligations with a term of more than one year except to the extent of a portion of the discount attributable to original issue discount) purchased by the Fund is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

      Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

      Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service (the "IRS") that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by the Fund. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as such shareholder's own income from those sources, and, if certain conditions are met, (3) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively use the foregoing information in calculating the foreign tax credit against federal income tax (but IRA accounts may not be able to use the foreign tax credit). The Fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. The rules relating to the foreign tax credit are complex. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

      If the Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash and would require certain information to be furnished by the foreign corporation, which may not be provided. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments. Dividends paid by passive foreign investment companies will not qualify as qualified dividend income eligible for taxation at reduced tax rates.

      If the Fund utilizes leverage through borrowing, it may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Fund's payments of dividends may prevent the Fund from meeting the distribution requirements, described above, and may, therefore, jeopardize the Fund's qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

      The sale, exchange or redemption of Fund shares may give rise to a gain or loss. Such gain or loss would generally be treated as capital gain or loss if the Fund shares are held as a capital asset. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. Long-term capital gain rates applicable to individuals have been reduced, in general, to 15%; however, such rate is set to expire after December 31, 2010 absent further legislation. Any loss realized upon the sale or exchange of Fund shares with a holding period of 6 months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares. The use of capital losses is subject to limitations. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other substantially identical shares (whether through the reinvestment of distributions or otherwise) within a 61-day period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

      Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund pursuant to the reinvestment privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

      Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will nevertheless be treated as having received such dividends in the taxable year in which the distributions were actually made.

      Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the gross proceeds of sales of shares, currently equal to 28%. An individual's TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

      Under Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder generally must file with the IRS a disclosure statement on Form 8886 except to the extent such losses are from assets that have a qualifying basis and meet certain other requirements. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. In addition, pursuant to recently enacted legislation, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

      The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

      The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction and qualified dividend income) based upon the percentage of total dividends paid out of earnings or profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the dividends received deduction and dividends derived from qualified dividend income, if any, between its common shares and preferred shares in proportion, if any, to the total dividends paid out of earnings or profits to each class with respect to such tax year.

STATE AND LOCAL TAXES

      Shareholders should consult their own tax advisers as to the state or local tax consequences of investing in the Fund.

                                OTHER INFORMATION

      The Fund is an organization of the type commonly known as a "Delaware statutory trust." Under Delaware law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Fund property or the acts, obligations or affairs of the Fund. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

      The Declaration of Trust provides that the Trustees will not be liable for actions taken in good faith in the reasonable belief that such actions were in the best interests of the Fund or, in the case of any criminal proceeding, as to which a Trustee did not have reasonable cause to believe that such actions were unlawful; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

      The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding a majority of the outstanding shares have removed him from that office either by a written declaration filed with the Fund's custodian or by votes cast at a meeting called for that purpose. Information about anti-takeover provisions in the Declaration of Trust is discussed in the prospectus under "Anti-Takeover Provisions in the Declaration of Trust."

      The Fund's prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained as described on the cover page of this SAI.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         [   ] is the independent registered public accounting firm for the Fund and will provide audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the SEC.

           REPORT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                    [TO COME]

                                     PART C
                                OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

(1) Financial Statements (included in Part B)

Report of Independent Registered Public Accounting Firm*
Statement of Assets and Liabilities*
Notes to Statement of Assets and Liabilities*

(2) Exhibits

(a)(i)    Certificate of Trust
(a)(ii)   Agreement and Declaration of Trust
(b)       Bylaws
(c)       Not applicable
(d)       Form of Share Certificate*
(e)       Dividend Reinvestment Plan*
(f)       Not applicable
(g)       Form of Investment Management Agreement*
(h)(i)    Form of Underwriting Agreement*
(i)       Not applicable
(j)       Form of Custody Agreement*
(k)(i)    Form of Stock Transfer Agency Agreement*
(k)(ii)   Form of Administration Agreement*
(k)(iii)  Form of Securities Lending Agreement*
(k)(iv)   Form of Fund Accounting Agreement*
(l)       Opinion and Consent of Blank Rome LLP*
(m)       Not applicable
(n)       Consent of Independent Auditor*
(o)       Not applicable
(p)       Initial Subscription Agreement*
(q)       Not applicable
(r)       Code of Ethics*

----------
*     To be filed by amendment.

ITEM 26. MARKETING ARRANGEMENTS

      See Form of Underwriting Agreement to be filed by amendment as Exhibit 2(h)(i).

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

      The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees                                         $
NASD Fees
AMEX Fees
Underwriters' Expense Reimbursement
Printing (Other than Certificates)
Engraving and Printing Certificates
Accounting Fees and Expenses
Legal Fees and Expenses
Miscellaneous Expenses
                                                                     ----------
Total                                                                $
                                                                     ==========

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      None.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

      Set forth below is the number of record holders as of      , 2007, of each
class of securities of the Registrant:

TITLE OF CLASS                                          NUMBER OF RECORD HOLDER
-----------------------------------------------------  -----------------------
Common Shares of Beneficial Interest

ITEM 30. INDEMNIFICATION

      Article IV of the Registrant's Agreement and Declaration of Trust provides as follows:

      4.1 No Personal Liability of Shareholders, Trustees, etc.

      No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the General Corporation Law of the State of Delaware. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the affairs of the Trust, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer of the Trust, as such, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability.

      4.2 Mandatory Indemnification.

      (a) The Trust shall indemnify the Trustees and officers of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise (other than, except as authorized by the Trustees, as the plaintiff or complainant) or with which he may be or may have been threatened, while acting in any capacity set forth in this Section 4.2 by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (negligence in the case of Affiliated Indemnitees), or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the Trustees.

      (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the succeeding paragraph (c) below.

      (c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

      (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

      (e) Notwithstanding the foregoing, subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify Persons providing services to the Trust to the full extent provided by law provided that such indemnification has been approved by a majority of the Trustees.

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      4.3 No Duty of Investigation; Notice in Trust Instruments, etc.

      No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

      4.4 Reliance on Experts, etc.

      Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel or upon reports made to the Trust by any of the Trust's officers or employees or by any adviser, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other person may also be a Trustee.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

      Cornerstone Advisors, Inc. manages two other closed-end funds. A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser, and each member or executive officer of the investment adviser is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in the Statement of Additional Information contained in this Registration Statement in the section entitled "Management."

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

      All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the possession and custody of the Registrant's administrator, Bear Stearns Funds Management, located at 383 Madison Avenue, 23rd Floor, New York, New York, 10179.

ITEM 33. MANAGEMENT SERVICES

      Not applicable.

ITEM 34. UNDERTAKINGS

      1. The Registrant undertakes to suspend the offering of its Common Shares of Beneficial Interest until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

      2.    Not applicable.

      3.    Not applicable.

      4.    Not applicable.

      5.    The Registrant undertakes that:

            (a) for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

            (b) for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

                                   SIGNATURES

      Pursuant to requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of Asheville, and the State of North Carolina, on the 11th day of May, 2007.

                            CORNERSTONE PROGRESSIVE RETURN FUND

                            By:  /s/ RALPH W. BRADSHAW
                                ------------------------------------------------
                                Name: Ralph W. Bradshaw
                                Title: President and Principal Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                                TITLE                          DATE
------------------   ------------------------------------------     ------------

/s/ RALPH W. BRADSHAW
---------------------
 Ralph W. Bradshaw   Principal Executive Officer and President      May 11, 2007
                     and Initial Trustee

/s/ JODI B. LEVINE
------------------
  Jodi B. Levine     Principal Financing and Accounting Officer     May 11, 2007
                     and Chief Compliance Officer

                                INDEX TO EXHIBITS

EXHIBIT NO.                               DESCRIPTION
-----------      ---------------------------------------------------------------
2(A)(I)          Certificate of Trust
2(A)(II)         Agreement and Declaration of Trust
2(B)             Bylaws